Filed with the Securities and Exchange Commission on August 1, 2025

1933 Act Registration File No. [   ]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[   ] Pre-Effective Amendment No.

[   ] Post-Effective Amendment No.

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST III

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day pursuant to Rule 488.

Title of Securities Being Registered:

FPA Cresent Fund – Investor Shares, Institutional Shares and Supra Institutional Shares

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Northern Lights Fund Trust III

On behalf of

Centerstone Investors Fund

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-314-9006

[ ], 2025

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Centerstone Investors Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust III (the “Trust”), has been scheduled for October [ ], 2025 (the “Special Meeting”) at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, at 10:00 a.m. Eastern time. At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the Acquired Fund into the FPA Crescent Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust III (“IMST III”). The Reorganization Agreement will provide for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”).

The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Acquired Fund at the time of the Reorganization. Existing shareholders’ interests will not be diluted as a result of the Reorganization. Shares will be exchanged as follows:

Northern Lights Fund Trust III		Investment Managers Series Trust III

Centerstone Investors Fund		FPA Crescent Fund

Class A Shares Class C Shares Class I Shares	→ → →	Investor Class Shares Institutional Class Shares Supra Institutional Class Shares

Following the Reorganization, the net annual operating expenses for each class of the Acquiring Fund are expected to be lower than the net annual operating expenses of the corresponding class of the Acquired Fund. Centerstone Investors, LLC (“Centerstone”), the investment advisor for the Acquired Fund, and First Pacific Advisors, LP (“FPA”), the investment advisor for the Acquiring Fund, have agreed to bear the costs associated with the Reorganization, Special Meeting and solicitation of proxies. The Reorganization of the Acquired Fund is generally expected to be tax-free to the shareholders of the Acquired Fund for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization.

In [ ], 2025, Centerstone and FPA entered into a transition services agreement whereby Centerstone will transfer its investment advisory business relating to the Acquired Fund to FPA and Centerstone will receive payments from FPA following the Reorganization. FPA currently manages other mutual funds and exchange-traded funds that are series of IMST III and wishes to reorganize the Acquired Fund into the Acquiring Fund, an existing series of IMST III managed by FPA. Following the Reorganization, Centerstone will not be involved with the management of the Acquiring Fund. Centerstone proposed the Reorganization to the Board of Trustees of the Trust (the “Board”) after reviewing various

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factors, including the similarities between the investment strategies of the Acquired Fund and the Acquiring Fund (both are Global Value Allocation funds with the ability to hold cash), the lower overall costs of the Acquiring Fund compared to the Acquired Fund, the long-term performance advantage of the Acquiring Fund compared to the Acquired Fund, and the potential benefits from operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund, which are significantly larger than the Acquired Fund. A discussion of the Acquired Fund’s and the Acquiring Fund’s investment objectives, investment strategies and risks are discussed in more detail in the attached Proxy Statement/Prospectus.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of Centerstone, the Board has unanimously approved the Reorganization and the solicitation of the Acquired Fund’s shareholders to approve the Reorganization Agreement. The Board, all of whom are independent trustees, unanimously recommends that shareholders of the Acquired Fund approve the Reorganization Agreement and the Reorganization.

If the shareholders of the Acquired Fund do not approve the Reorganization of the Acquired Fund, then the Reorganization will not be implemented and the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-877-314-9006. If you were a shareholder of record of the Acquired Fund as of the close of business on [ ], 2025, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

Brian Curley

Brian Curley

President

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Northern Lights Fund Trust III

On Behalf of

Centerstone Investors Fund

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-314-9006

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER [ ], 2025

Northern Lights Fund Trust III, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Centerstone Investors Fund, a series of the Trust (the “Acquired Fund”), on October [ ], 2025 at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Centerstone Investors Fund (the “Acquired Fund”) to the FPA Crescent Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust III (“IMST IIII”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund;

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on [ ], 2025, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or by voting through the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

By Order of the Board of Trustees of Northern Lights Fund Trust III

Brian Curley

Brian Curley

President

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QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Centerstone Investors Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust III (the “Trust”), at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for FPA Crescent Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust III (“IMST IIII”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to the Acquired Fund (the “Reorganization Agreement”) between the Trust and IMST IIII (the form of which is attached as Appendix A) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

Approval of the shareholders of the Acquired Fund is needed to proceed with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization of the Acquired Fund, then the Reorganization will not be implemented and the Board of Trustees (the “Board” or “Trustees”) of the Trust will consider what further actions to take as they may deem to be in the best interests of the Acquired Fund and its shareholders, including the possible liquidation of the Acquired Fund. We are sending this document to you for your use in deciding whether to approve the Reorganization. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Acquired Fund reorganizing into the Acquiring Fund?

Answer: In [ ], 2025, Centerstone Investors, LLC (“Centerstone”), the investment advisor of the Acquired Fund, and First Pacific Advisors, LP (“FPA”), the investment advisor of the Acquiring Fund, entered into a transition services agreement whereby Centerstone will transfer its investment advisory business relating to the Acquired Fund to FPA and Centerstone will receive payments from FPA following the Reorganization FPA currently manages other mutual funds and exchange-traded funds that are series of IMST III, and wishes to reorganize the Acquired Fund into the Acquiring Fund, an existing series of IMST III managed by FPA. Following the Reorganization, Centerstone will not be involved with the management of the Acquiring Fund. Centerstone proposed the Reorganization to the Board after reviewing various factors, including: the current assets of the Acquired Fund; the current management fees and operating expenses of each Fund (both before and after waivers and expense reimbursements); the compatibility of the investment objectives, policies and strategies of each Fund; the historical performance of each Fund; and the potential for a combined Fund to grow and achieve economies of scale. In particular, Centerstone believes the Reorganization will provide Acquired Fund shareholders the opportunity to invest in a fund with strategies that are similar, although not identical, as the Acquired Fund and with lower overall costs, and potentially benefit from operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund.

After careful consideration, for the reasons discussed in the attached Proxy Statement, and based on the recommendation of Centerstone, the Board, at a meeting held on July 28, 2025, unanimously approved the Reorganization and the solicitation of the Acquired Fund’s shareholders to approve the Reorganization Agreement. Before approving the Reorganization, the Board reviewed information about the Funds and the Reorganization. This included, among other things, a comparison of various factors, such as the relative size of each Fund, the historical performance of each Fund, and the expenses of each Fund (including pro forma expense information of the Acquiring Fund following the Reorganization), as well as the similarities and differences between the Funds’ investment objectives, principal investment strategies and specific portfolio characteristics. The Board concluded that the Reorganization would be in the best interests of the Acquired Fund, and that existing shareholders’ interests will not be diluted as a result of the Reorganization.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Reorganization Agreement, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization. If the Reorganization of the Acquired Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes.

In the Reorganization of the Acquired Fund, you will receive shares of the Acquiring Fund corresponding in class to your shares of the Acquired Fund held immediately prior to the Reorganization and equal in aggregate net asset value at the time of the exchange to the aggregate net asset value of your shares of the Acquired Fund. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund		Acquiring Fund
Class A Shares Class C Shares Class I Shares	→ → →	Investor Class Shares Institutional Class Shares Supra Institutional Class Shares

The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization of the Acquired Fund generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. The Acquiring Fund will be the accounting and performance survivor following the Reorganization.

If the Reorganization Agreement is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization of the Acquired Fund is expected to occur on [   ], 2025.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization of the Acquired Fund, you will be a shareholder of the Acquiring Fund. The Funds have different investment objectives and similar, although not identical, investment strategies and policies. See “Do the Funds have the same investment objective and investment strategies?” below. Other differences between the Funds include: (1) the investment advisor to the Acquiring Fund is FPA rather than Centerstone, (2) the service providers that provide Third Party Service Arrangements to the Acquiring Fund are different, (3) the Acquiring Fund is a series of IMST III instead of the Trust, (4) the Acquiring Fund is governed by a different board of trustees than the Acquired Fund, and (5) the differences in fee arrangements, as discussed below.

Question: Do the Funds have the same investment objective and investment strategies?

Answer: The Funds have different investment objectives. The Acquired Fund seeks long-term growth of capital, while the Acquiring Fund seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital. The Funds’ principal investment strategies are similar. In pursuing its investment objective, each Fund invests in equity and debt securities, and each Fund may invest in U.S. and foreign securities. The Acquired Fund seeks to invest in companies that have financial strength and stability, strong management and fundamental or intrinsic value. The Acquiring Fund seeks to invest in companies believed to have excellent future prospects that are undervalued by the securities markets.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: The Reorganization will result in an increase in the management fees payable by the Acquiring Fund as compared to the management fees for the Acquired Fund. The management fee for each class of shares of the Acquired Fund is 0.90%. The management fee for the Investor Class and Institutional Class shares of the Acquiring Fund is 1.00% which includes both the advisory fee of 0.93% and a class-specific administrative fee of 0.07%. The management fee for the Supra Institutional Class shares of the Acquiring Fund is 0.94% which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.01% (administrative services fees for the Acquiring Fund are paid separately from the management fee). However, for each class of shares of the Acquiring Fund, following the Reorganization, the Acquiring Fund’s total annual operating expenses before and after any fee waivers or expense reimbursements are expected to be lower than the total annual operating expenses before and after fee waivers or expense reimbursements for the Acquired Fund.

In addition, FPA has contractually agreed to reimburse the Acquiring Fund for operating expenses in excess of 0.15% of the average net assets of the Investor Class shares, and 0.05% of the average net assets of the Institutional Class shares and Supra Institutional Class shares (excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expenses, interest, taxes, fees and expenses of other funds in which the Acquiring Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Acquiring Fund’s ordinary course of business) for a period of two years from the date of the Reorganization, which is expected to occur on [ ], 2025. FPA has also contractually agreed to reimburse the Acquiring Fund for redemption liquidity service expenses in excess of 0.0044% of average net assets of the Investor Class, Institutional Class and Supra Institutional Class shares of the Acquiring Fund for a period of two years from the date of the Reorganization.

FPA has waived fees and/or reimbursed expense of the Acquiring Fund since April 1, 2020. FPA expects, although there is no guarantee, that following the initial two year period from the date of the Reorganization it will continue to waive fees and/or reimburse expenses of the Acquiring Fund.

The following tables show the total annual fund operating expenses after short sale dividend and interest expense and any fee waiver and/or expense reimbursement for each class of shares of the Acquired Fund, the Acquiring Fund, and the Pro Forma Combined.

	Acquired Fund – Class A Shares	Acquiring Fund – Investor Class Shares	Pro Forma Combined Investor Class Shares
Total Annual Fund Operating Expenses After Short Sale Dividend and Interest Expenses and Fee Waiver/Expense Reimbursement	1.40%	1.16%*	1.16%*

	Acquired Fund – Class C Shares	Acquiring Fund – Institutional Class Shares	Pro Forma Combined Institutional Class Shares
Total Annual Fund Operating Expenses After Short Sale Dividend and Interest Expenses and Fee Waiver/Expense Reimbursement	2.15%	1.06%*	1.06%*

	Acquired Fund – Class I Shares	Acquiring Fund – Supra Institutional Class Shares	Pro Forma Combined Supra Institutional Class Shares
Total Annual Fund Operating Expenses After Short Sale Dividend and Interest Expenses and Fee Waiver/Expense Reimbursement	1.15%	1.00%*	1.00%*

*Includes 0.01% of Short Sale Dividend and Interest Expenses.

Question: Who will manage the Acquiring Fund?

Answer: FPA is the investment advisor to the Acquiring Fund. Steven Romick, a Managing Partner of FPA, has been a portfolio manager of the Acquiring Fund since its inception on June 2, 1993. Mark Landecker and Brian Selmo, each a Partner of FPA, have been portfolio managers of the Acquiring Fund since June 2, 2013. Messrs. Romick, Landecker and Selmo are primarily responsible for the day-to-day management of the Acquiring Fund’s portfolio. If shareholders approve the Reorganization, Centerstone will not be involved in the management of the Acquiring Fund.

Question: Will I have to pay any sales charge, contingent deferred sales charge, redemption or exchange fees in connection with the Reorganization?

Answer: No. You will not have to pay any front-end sales charges, contingent deferred sales charge, redemption, or exchange fees in connection with the Reorganization.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: The Acquiring Fund and the Acquired Fund have similar but not identical principal investment strategies. FPA expects to reposition the majority of the portfolio holdings received from the Acquired Fund shortly after the Reorganization to align the portfolio with the Acquiring Fund’s strategies. Transaction costs, including brokerage commissions incurred from the sale of securities, will be borne by the Acquiring Fund. In addition, the sale of the Acquired Fund’s portfolio investments may result in the realization of capital gains.

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Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who has an interest in the Reorganization?

Answer:  Centerstone may be deemed to have an interest in the Reorganization because it has entered into a transition services agreement with FPA pursuant to which Centerstone will receive payments from FPA following the Reorganization. These payments will be made by FPA from its own resources and not by the Acquiring Fund or its shareholders. FPA may be deemed to have an interest in the Reorganization because it will continue to serve as investment advisor to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment advisor.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST III have different boards of trustees and officers. The Trust and IMST III also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST III by the following:

	Trust	IMST III
Administrator	Ultimus Fund Solutions, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022-3474	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	Distribution Service, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Transfer Agent and Fund Accountant	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310 Philadelphia, PA 19103	Tait, Weller & Baker LLP Two Liberty Plan 50 S 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

Question: What will happen if the Reorganization is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization, then the Reorganization of the Acquired Fund will not be implemented and the Acquired Fund will continue to operate as a series of the Trust and continue to be managed by Centerstone. In such case, the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon recommendation of Centerstone, the Board unanimously approved the Reorganization Agreement and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  The Acquired Fund and the Acquiring Fund will not pay for the costs of the Reorganization and the Special Meeting. Centerstone and FPA (or any affiliates thereof) will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. Centerstone and FPA (or any affiliates thereof) will pay these costs regardless of whether the Reorganization is consummated.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card, via the Internet, or by mailing your proxy card in the enclosed postage-paid envelope. You may also vote in person by attending the Special Meeting on October [ ], 2025. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call [ ]. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

[ ], 2025

FOR THE REORGANIZATION OF

Centerstone Investors Fund

a series of Northern Lights Fund Trust III

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-314-9006

INTO

FPA Crescent Fund

a series of Investment Managers Series Trust III

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-800-638-3060

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Centerstone Investors Fund, a series of the Trust (the “Acquired Fund”), to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, on October [ ], 2025, at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote on the proposals below.

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Centerstone Investors Fund (the “Acquired Fund”) to the FPA Crescent Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust III (“IMST III”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund;

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the SEC and organized as a Delaware statutory trust. The Acquiring Fund is a series of IMST III, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	The Acquired Fund’s Prospectus and Statement of Additional Information each dated August 1, 2025, as filed with the SEC on July 28, 2025 (Accession No. 0001580642-25-004521);

•	The Acquired Fund’s Annual Report and Annual Financial Statements for the fiscal year ended March 31, 2025, included in the Acquired Fund’s report on Form N-CSR as filed with the SEC on June 9, 2025 (Accession No. 0001580642-25-003591);

•	The Acquiring Fund’s Prospectus and Statement of Additional Information each dated April 30, 2025, as filed with the SEC on April 30, 2025 (Accession No. 0001104659-25-042405); and

•	The Acquiring Fund’s Annual Report and Annual Financial Statements for the fiscal year ended December 31, 2024, included in the Acquiring Fund’s report on Form N-CSR as filed with the SEC on March 10, 2025 (Accession No. 0001398344-25-005261).

The Acquired Fund’s Prospectus has previously been delivered to shareholders of the Acquired Fund.  Copies of all of the Acquired Fund’s documents are available upon request and without charge by writing to the Trust, by calling 1-877-314-9006 or visiting https://centerstoneinv.com/strategies/centerstone-investors-fund/.

Copies of documents relating to the Acquiring Fund may be obtained upon request and without charge by writing to the Acquiring Fund, 235 W. Galena Street, Milwaukee, Wisconsin 53121, by calling (toll-free) at 1-800-638-3060 or visiting https://fpa.com/funds.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [ ], 2025, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-877-314-9006.

The Trust expects that this Proxy Statement will be mailed to shareholders on or about [ ], 2025.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on October [ ], 2025. This Proxy Statement is available on the Internet at [ ].

Date: [ ], 2025

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

Table of Contents

I.	Proposal - To Approve the Agreement and Plan of Reorganization		5
A.	Overview		5
B.	Comparison Fee Tables and Examples		7
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		11
D.	Comparison of Investment Restrictions		27
E.	Comparison of Investment Advisory Agreements		31
F.	Comparison of Distribution and Shareholder Servicing Arrangements, Purchase and Redemption Procedures, and Valuation Procedures		34
G.	Key Information about the Reorganization		39
	1.	Agreement and Plan of Reorganization	39
	2.	Description of the Acquiring Fund’s Shares	40
	3.	Board Considerations Relating to the Proposed Reorganization	40
	4.	Federal Income Tax Consequences	41
	5.	Comparison of Forms of Organization and Shareholder Rights	43
	6.	Fiscal Year End	45
	7.	Capitalization	46
	8.	Section 15(f) of the 1940 Act	46
H.	Additional Information about the Funds		47
	1.	Comparison of Performance Information	47
	2.	Investment Advisor and Portfolio Managers	51
	3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund	52
II.	Voting Information		53
A.	General Information		53
B.	Method and Cost of Solicitation		54
C.	Right to Revoke Proxy		54
D.	Voting Securities and Principal Holders		54
E.	Interest of Certain Persons in the Transaction		56
III.	Miscellaneous Information		56
A.	Other Business		56
B.	Next Meeting of Shareholders		56
C.	Legal Matters		56
D.	Experts		56
E.	Information Filed with the SEC	56
APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION		A-1

APPENDIX B –MORE INFORMATION ABOUT THE ACQUIRING FUND	B-1
APPENDIX C – SUPPLEMENTAL FINANCIAL INFORMATION	C-1

I.	Proposal - To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Centerstone Investors, LLC (“Centerstone”), the investment advisor for the Acquired Fund, the Board has called the Special Meeting to ask shareholders of the Acquired Fund to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the subsequent distribution of those shares of the Acquiring Fund by the Acquired Fund in liquidation of the Acquired Fund (collectively, the “Reorganization”). The Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds.” The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganization on July 28, 2025, subject to the approval of the Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Trust. Centerstone currently is the investment advisor to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund’s portfolio. In [  ], 2025, Centerstone and First Pacific Advisors, LP (“FPA”), the investment advisor of the Acquiring Fund, entered into a transition services agreement whereby Centerstone will would transfer its investment advisory business relating to the Acquired Fund to FPA and Centerstone will receive payments from FPA following the Reorganization. The payments pursuant to the transition services agreement will be made by FPA from its own resources and not by the Acquiring Fund or its shareholders, after the completion of the Reorganization.

FPA currently manages other mutual funds and exchange-traded funds that are series of IMST III, and FPA wishes to reorganize the Acquired Fund into the Acquiring Fund, an existing series of IMST III managed by FPA. Centerstone proposed the Reorganization to the Board after reviewing various factors, including: the current assets of the Acquired Fund; the current management fees and operating expenses of each Fund (both before and after waivers and expense reimbursements); the compatibility of the investment objectives, policies and strategies of each Fund; the historical performance of each Fund; and the potential for a combined Fund to grow and achieve economies of scale. In particular, Centerstone believes the Reorganization will provide Acquired Fund shareholders the opportunity to invest in a fund with strategies that are similar, although not identical, as the Acquired Fund and with lower overall costs and potentially benefit from operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund. To effectuate this, the Board has approved the Reorganization, pursuant to the Reorganization Agreement. Following the Reorganization, the Acquiring Fund will continue to be managed by FPA and its current portfolio managers, and Centerstone will not be involved in the day-to-day management of the Acquiring Fund’s portfolio. If shareholders approve the Reorganization of the Acquired Fund, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and each shareholder of the Acquired Fund will receive shares of each class of the Acquiring Fund corresponding to a class of shares of the Acquired Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Acquired Fund that the shareholder owns as of the close of business on a closing date agreed to by the parties to the Reorganization Agreement (referred to herein as the “Closing Date”).

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST III is a multiple series trust that offers a number of portfolios managed by separate investment advisors and/or sub-advisors. IMST III is not affiliated with the Trust or Centerstone. The Trust and IMST III have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST III by the following entities:

	Trust	IMST III
Administrator	Ultimus Fund Solutions, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022-3474	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	Distribution Service, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Transfer Agent and Fund Accountant	Ultimus Fund Solutions, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022-3474	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310 Philadelphia, PA 19103	Tait, Weller & Baker LLP Two Liberty Plan 50 S 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST III and the Trust of an opinion to such effect from tax counsel to IMST III. If the Reorganization so qualifies, the Acquired Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of the Acquired Fund’s assets, the assumption of the Acquired Fund’s liabilities, and the Acquired Fund’s distribution of the Acquiring Fund’s shares in the Reorganization.

The Acquired Fund and the Acquiring Fund will not pay for the costs of the Reorganization and the Special Meeting. Centerstone and FPA (or any affiliates thereof) will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Centerstone and FPA also may solicit proxies, without special compensation, by telephone or otherwise.

The Board of the Trust, including a majority of the Independent Trustees, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things: (i) the terms of the Reorganization, including that the Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (ii) that the principal investment strategies, policies and risks of the Acquired Fund are similar as those of the Acquiring Fund; (iii) the performance history of the Acquired Fund and the Acquiring Fund; (iv) that the investment advisory fees for the Acquiring Fund are higher than the investment advisory fees for the Acquired Fund, however, the net total operating expenses (before and after waivers)

for the Acquiring Fund following the Reorganization are expected to be lower than the net total operating expenses of the Acquired Fund; (v) that FPA had agreed to enter into an expense limitation agreement with the Acquiring Fund for a period of two years from the date of the Reorganization; (vi) that the Acquired Fund will not bear the cost of the Reorganization; (vii) the qualifications and experience of the Acquiring Fund’s service providers, including FPA; (viii) that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests; (ix) that the Reorganization will be submitted to the shareholders of the Acquired Fund for approval; and (x) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

Based on Centerstone’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.	Comparison Fee Tables and Examples

The following shows the fees and expenses for the Acquired Fund and Acquiring Fund, and the estimated fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, as of March 31, 2025. As shown in the table, on a pro forma basis after giving effect to the proposed Reorganization, the fees and expenses of the Acquiring Fund are expected to be lower in comparison with the current fees of the Acquired Fund after waivers and expense reimbursements.

Acquired Fund - Class A Shares/Acquiring Fund – Investor Class Shares

Shareholder Fees (fees paid directly from your investment)		Acquired Fund Class A		Acquiring Fund Investor Class		Pro Forma Combined Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		5.00%		None		None
Maximum Deferred Sales Charge (Load)		1.00%[1]		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		1.00%[2]		1.00%[2]
Distribution and Service (Rule 12b-1) Fees		0.25%		None		None
Other Expenses		0.36%		0.27%		0.27%[6]
Shareholder Service Fee	0.00%		0.25%		0.25%
Other Expenses before Short Sale Dividend and Interest Expenses	0.36%		0.02%		0.02%
Acquired Fund Fees and Expenses[3]		0.05%		0.00%		0.00%[6]
Total Annual Fund Operating Expenses before Short Sale Dividend and Interest Expenses		1.56%		1.27%		1.27%[6]
Short Sale Dividend and Interest Expenses		0.00%		0.01%		0.01%[6]
Fee Waiver/Expense Reimbursement		(0.16)%[4]		(0.12)%[5]		(0.12)%[5]
Total Annual Fund Operating Expenses After Short Sale Dividend and Interest Expenses and Fee Waiver/Expense Reimbursement		1.40%[4]		1.16%[5]		1.16%[5,6]

[1]	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

[2]	The Acquiring Fund’s “Management Fees” include both the advisory fee of 0.93% and class-specific administrative service fee of 0.07%.

[3]	This number represents the combined total fees and operating expenses of the acquired funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

[4]	Centerstone has contractually agreed to waive its fees and reimburse expenses of the Acquired Fund, at least until August 1, 2027 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 1.35% of average daily net assets attributable to Class A shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Acquired Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees, on behalf of the Acquired Fund, only on 60 days’ written notice to Centerstone or upon termination of the advisory agreement between the Trust and Centerstone.

[5]	FPA has contractually agreed to reimburse the Acquiring Fund for operating expenses in excess of 0.15% of the average net assets of the Investor Class shares of the Acquiring Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expenses, interest, taxes, fees and expenses of other funds in which the Acquiring Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Acquiring Fund’s ordinary course of business, for a period of two years from the date of the Reorganization. FPA has also contractually agreed to reimburse the Acquiring Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Investor Class shares of the Acquiring Fund for a period of two years from the date of the Reorganization. These agreements may only be terminated earlier by the Acquiring Fund’s board of trustees or upon termination of the investment advisory agreement. Total Annual Operating Expenses after Expense Reimbursement is 1.15%, excluding Short Sale Dividend and Interest Expense.

[6]	Estimated for the current fiscal year.

Acquired Fund – Class C Shares/Acquiring Fund – Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)		Acquired Fund Class C		Acquiring Fund Institutional Class		Pro Forma Combined Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None		None
Maximum Deferred Sales Charge (Load)		1.00%[1]		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		1.00%[2]		1.00%[2]
Distribution and Service (Rule 12b-1) Fees		1.00%		None		None
Other Expenses		0.35%		0.05%		0.05%[6]
Shareholder Service Fee	0.00%		0.03%		0.03%
Other Expenses before Short Sale Dividend and Interest Expenses	0.35%		0.02%		0.02%
Acquired Fund Fees and Expenses[3]		0.05%		0.00%		0.00%[6]
Total Annual Fund Operating Expenses before Short Sale Dividend and Interest Expense		2.30%		1.05%		1.05%[6]
Short Sale Dividend and Interest Expense		0.00%		0.01%		0.01%[6]
Fee Waiver/Expense Reimbursement		(0.15)%[4]		0.00%[5]		0.00%[5]
Total Annual Fund Operating Expenses After Short Sale Dividend and Interest Expenses and Fee Waiver/Expense Reimbursement		2.15%[4]		1.06%[5]		1.06%[5,6]

[1]	If you redeem Class C shares within 12 months after purchase, you will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Investors Fund dividends or capital gains. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

[2]	The Acquiring Fund’s “Management Fees” include both the advisory fee of 0.93% and class-specific administrative service fee of 0.07%.

[3]	This number represents the combined total fees and operating expenses of the acquired funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

[4]	Centerstone has contractually agreed to waive its fees and reimburse expenses of the Acquired Fund, at least until August 1, 2027 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 2.10% of average daily net assets attributable to Class C shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Acquired Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees, on behalf of the Acquired Fund, only on 60 days’ written notice to Centerstone or upon termination of the advisory agreement between the Trust and Centerstone.

[5]	FPA has contractually agreed to reimburse the Acquiring Fund for operating expenses in excess of 0.05% of the average net assets of the Institutional Class shares of the Acquiring Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expenses, interest, taxes, fees and expenses of other funds in which the Acquiring Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Acquiring Fund’s ordinary course of business, for a period of two years from the date of the Reorganization. FPA has also contractually agreed to reimburse the Acquiring Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Institutional Class shares of the Acquiring Fund for a period of two years from the date of the Reorganization. These agreements may only be terminated earlier by the Acquiring Fund’s board of trustees or upon termination of the investment advisory agreement. Total Annual Operating Expenses after Expense Reimbursement is 1.05%, excluding Short Sale Dividend and Interest Expense.

[6]	Estimated for the current fiscal year.

Acquired Fund – Class I Shares/ Acquiring Fund – Supra Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)		Acquired Fund Class I		Acquiring Fund Institutional Class		Pro Forma Combined Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None		None
Maximum Deferred Sales Charge (Load)		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.94%[1]		0.94%[1]
Distribution and Service (Rule 12b-1) Fees		None		None		None
Other Expenses		0.35%		0.11%		0.11%[5]
Shareholder Service Fee	0.00%		0.09%		0.09%
Other Expenses before Short Sale Dividend and Interest Expenses	0.35%		0.02%		0.02%
Acquired Fund Fees and Expenses[2]		0.05%		0.00%		0.00%[5]
Total Annual Fund Operating Expenses before Short Sale Dividend and Interest Expense		1.30%		1.05%		1.05%[5]
Short Sale Dividend and Interest Expense		0.00%		0.01%		0.01%[6]
Fee Waiver/Expense Reimbursement		(0.15)%[3]		(0.06)%[4]		(0.06)%[4]
Total Annual Fund Operating Expenses After Short Sale Dividend and Interest Expenses and Fee Waiver/Expense Reimbursement		1.15%[3]		1.00%[4]		1.00%[4,5]

[1]	The Acquiring Fund’s “Management Fees” include both the advisory fee of 0.93% and class-specific administrative service fee of 0.01%.

[2]	This number represents the combined total fees and operating expenses of the acquired funds owned by the Fund and is not a direct expense incurred by the Fund or deducted from the Fund’s assets. Since this number does not represent a direct operating expense of the Fund, the operating expenses set forth in the Fund’s financial highlights do not include this figure.

[3]	Centerstone has contractually agreed to waive its fees and reimburse expenses of the Acquired Fund, at least until August 1, 2027 so that the Total Annual Operating Expenses After Fee Waiver and Reimbursement (but does not include: (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the advisor))) will not exceed 1.10% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Acquired Fund within three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees, on behalf of the Acquired Fund, only on 60 days’ written notice to Centerstone or upon termination of the advisory agreement between the Trust and Centerstone.

[4]	FPA has contractually agreed to reimburse the Acquiring Fund for operating expenses in excess of 0.05% of the average net assets of the Supra Institutional Class shares of the Acquiring Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expenses, interest, taxes, fees and expenses of other funds in which the Acquiring Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Acquiring Fund’s ordinary course of business, for a period of two years from the date of the Reorganization. FPA has also contractually agreed to reimburse the Acquiring Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Supra Institutional Class shares of the Acquiring Fund for a period of two years from the date of the Reorganization. These agreements may only be terminated earlier by the Acquiring Fund’s board of trustees or upon termination of the investment advisory agreement. Total Annual Operating Expenses after Expense Reimbursement is 0.99%, excluding Short Sale Dividend and Interest Expense.

[5]	Estimated for the current fiscal year.

Example

The Example below is intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

Acquired Fund

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$635	$937	$1,278	$2,237
Class C Shares Assuming Redemption	$318	$689	$1,202	$2,612
Class C Shares Assuming No Redemption	$218	$689	$1,202	$2,612
Class I Shares	$117	$382	$683	$1,514

Acquiring Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$118	$382	$679	$1,524
Institutional Class Shares	$108	$337	$585	$1,294
Supra Institutional Class Shares	$102	$325	$573	$1,283

Pro Forma Combined Acquiring Fund

	One Year	Three Years	Five Years	Ten Years
Investor Class Shares	$118	$382	$679	$1,524
Institutional Class Shares	$108	$337	$585	$1,294
Supra Institutional Class Shares	$102	$325	$573	$1,283

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

Comparison of Investment Objectives

The investment objectives of the Acquired Fund and the Acquiring Fund differ, and are set forth in the table below. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Fund	Investment Objective
Centerstone Investors Fund	The Fund seeks long-term growth of capital.
FPA Crescent Fund	The Fund seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital.

Comparison of Principal Investment Strategies

The principal investment strategies of the Acquired Fund are similar, but not identical, to the principal investment strategies of the Acquiring Fund. In pursuing their investment objectives, each Fund invests in equity and debt securities. The Funds’ investments in equity securities include common stock and securities convertible to common stock. The Funds’ investments in debt securities include notes, bills and debentures, bank debt obligations, and high yield debt securities. The Funds may also invest in cash and cash equivalents. The Funds invest in U.S. and foreign securities.

As part of its principal investment strategy, the Acquired Fund may invest in precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and exchange-traded funds (“ETFs”). The Acquired Fund may also invest in derivatives, including futures contracts and forward contracts. The Acquired Fund may also engage in securities lending to generate income.

As part of its principal investment strategies, the Acquiring Fund also invests in: preferred stock, rights and warrants, debt securities issued by the U.S. government, and its agencies, mortgage-backed and asset-backed securities, municipal notes and bonds, and commercial paper and certificates of deposit. As part of its principal investment strategy, the Acquiring Fund may sell securities short. Unlike the Acquired Fund, the Acquiring Fund does not invest in precious metals or instruments related to such precious metals, and it does not engage in securities lending. While the Acquiring Fund may invest in derivatives, it is not a principal investment strategy.

Each Fund seeks to achieve its investment objective by using the following strategies.

Acquired Fund	Acquiring Fund

To achieve its objective of long-term capital growth, the Fund normally invests at least 60% of its net assets in equity and equity related securities and up to 40% of its total assets in fixed income instruments (without regard to credit rating or time to maturity). The Fund may also invest in cash and cash equivalents. The Fund primarily invests its assets in common stocks (and securities convertible into common stocks) of U.S. and foreign companies. The Fund may also invest in foreign and domestic preferred equity securities and American Depositary Receipts (“ADRs”). The Fund may generally invest in the following fixed income securities: notes, bills and debentures, bank debt obligations, high-yield debt securities rated below investment grade, convertible securities, Rule 144A securities (Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public); and securities issued by international government or quasi-government organizations and sovereign debt securities. The Fund may invest up to 20% of its total assets in lower-rated or defaulted debt securities (including so-called “junk bonds”), corporate debt, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. The Fund may also invest up to 10% of its total assets in

To pursue the Fund’s investment objective, the Fund’s portfolio managers invest in both equity and debt securities of companies. The Fund’s portfolio managers believe that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. The portfolio managers invest primarily in equity securities and the balance of the Fund's portfolio in debt securities, cash, and cash equivalents. The Fund has no limit on the amount of assets it may invest in non-U.S. securities. The decision to invest in a non-U.S. security will be based on the portfolio managers’ fundamental security analysis. In addition, the Fund may sell securities short, and the portfolio managers may employ a short selling strategy for a portion of the Fund.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. The Fund may invest in a variety of equity securities, including common stocks, preferred stocks, convertible securities, rights, and warrants.

Acquired Fund	Acquiring Fund

precious metals such as gold or silver, or in instruments related to such precious metals such as commodity contracts, options on such contracts, structured notes and exchange-traded funds (“ETFs”). The Fund may invest in the foregoing securities or assets directly or gain exposure to such securities or assets indirectly by investing in ETFs or other investment companies.

The Fund particularly seeks companies that have financial strength and stability, strong management and fundamental or intrinsic value. “Intrinsic value” is based on the Advisor’s judgment of what a prudent and rational business buyer would pay in cash for a company in normal markets. The Advisor follows a global, bottom-up oriented long-term investment philosophy that identifies investment opportunities through intensive research of individual companies and generally does not focus or rely on current stock market conditions. The Fund focuses its investments in areas where the Advisor finds the most compelling opportunities at any given moment and on situations that, in the Advisor’s opinion, have the potential for capital appreciation. The investment philosophy and strategy of the Fund seeks a “margin of safety” in investments, i.e., where the market price of an investment is below its fundamental value, with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). In particular, a discount to “intrinsic value” is sought even for the best of businesses, with a deeper discount demanded for companies that the Advisor views as under business model, balance sheet, management or other stresses. For these reasons, the Fund may seek investments in the equity securities of companies in industries that are believed to be temporarily depressed.

Investment decisions for the Fund are made without regard to the capitalization (size) of the companies in which it invests. Under normal circumstances, the Fund anticipates allocating a significant amount of its net assets to foreign investments. That generally means that at least 15% of the Fund’s net assets is allocated to foreign investments (the Fund expects at least 30% of its equity investments to normally be in foreign equities).

The Advisor may invest the Fund’s assets in any region of the world. It may invest in companies based in emerging markets, typically in the Far East, Latin America and Eastern Europe, however, the emphasis is

The portfolio managers look for large and small companies that they believe to have excellent future prospects that are undervalued by the securities markets. The portfolio managers believe that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The portfolio managers also search for companies that offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the portfolio managers may look for investments that trade at a substantial discount to the portfolio managers’ determination of the company’s value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The portfolio managers attempt to determine a company's absolute value using fundamental security analysis, which they believe generally provides them with a thorough view of a company's financial and business characteristics. As a part of their process, the portfolio managers may:

•   Review stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

•   Communicate directly with company management, suppliers, and customers.

•   Use their judgment to define the company's future potential, financial strength, and competitive position.

The portfolio managers generally seek to sell an equity investment when they believe that the company’s value has been fully reflected in a higher valuation by the market or when a negative fundamental development occurs in the company or its industry that the portfolio managers believe could significantly impact future earnings growth.

A debt security is an interest-bearing security that companies or governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the debt security is due and payable). The Fund

Acquired Fund	Acquiring Fund
in companies operating in developed countries, such as those of the U.S., Canada, Japan and Western Europe.

The Fund may invest a portion of its assets in derivative instruments. These include forward contracts and futures contracts. The Fund may invest in derivatives primarily to seek to hedge exposure to certain markets and securities and/or for non-hedging speculative purposes that seek to take maximum advantage of market fluctuations. The Fund may seek to hedge its exposure to foreign currencies, typically through the use of foreign currency derivatives, including currency forward contracts and may engage in currency transactions with counterparties to gain or reduce exposure to certain currencies or to generate income or gains.

The Fund may also engage in securities lending to generate income.

The Advisor considers selling a security when it determines that such security no longer offers fundamental value or financial strength and stability.

may invest in debt securities issued by companies, the U.S. government, and its agencies; mortgage-backed and asset-backed securities (i.e. securities that are backed by pools of loans or mortgages assembled for sale to investors); municipal notes and bonds; and commercial paper and certificates of deposit.

The portfolio managers invest in debt securities seeking to provide the Fund with a reliable and recurring stream of income, while seeking to preserve its capital. The Fund may also invest in debt securities rated below investment grade (“high yield bonds” or “junk bonds”). The Fund has the ability to invest up to 65% of its total assets in debt securities, although it will generally invest a greater percentage of its portfolio in equity securities than debt securities.

The portfolio managers select debt securities by using an approach that is similar to the approach they use to select equity securities and by trying to forecast current interest rate trends. The portfolio managers generally employ a defensive interest rate strategy, which means they seek to keep the average maturity of the debt-securities portion of the Fund to 10 years or less, by investing at different points along the yield curve. The portfolio managers also continually consider yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value at any given time.

The portfolio managers may engage in a strategy known as selling short. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

Comparison of Principal Investment Risks

The principal risks of the Acquired Fund and the Acquiring Fund are set forth in alphabetical order in the following table. Although the Funds describe them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are generally similar because the Funds have similar investment strategies. To the extent the Funds’ principal investment strategies differ (as described under “Comparison of Principal Investment Strategies” above), the Funds’ principal investment risks differ accordingly.

Acquired Fund	Acquiring Fund
No corresponding principal risk factor.	Adjustable Rate Mortgage (“ARM”) Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs’ market value. Most ARMs have annual reset limits or “caps.” Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to “cap out” and to behave more like long-term, fixed- rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields.

ADR Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities that are not passed through.

No corresponding principal risk factor.
No corresponding principal risk factor.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

No corresponding principal risk factor however, the Acquiring Fund invests in cash and cash equivalents as part of its principal investment strategies. See “U.S. Government Securities Risk” below.
Credit Risk. The issuer of a security or other instruments may not be able to make principal and interest payments when	Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on

Acquired Fund	Acquiring Fund

due. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. The issuer of a fixed income security may also default on its obligations.

a security. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. High yield bonds, commonly referred to as “junk” bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

No corresponding principal risk factor.
No corresponding principal risk factor.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Acquired Fund	Acquiring Fund

Derivatives Risk. Investments in derivatives, including options, forward contracts, futures contracts and foreign currency derivatives, include the risk that derivatives may result in losses that are potentially unlimited and that partially or completely offset gains in portfolio positions. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

No corresponding principal risk factor however, the Acquiring Fund may invest in futures and other derivatives as part of its non-principal investment strategies.

Emerging Markets Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Risks Associated with Investing in Emerging Markets. Investing in emerging markets may magnify the risks of investing in non-U.S. markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•   Have relatively unstable governments;

•   Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•  Have government exchange controls, currencies with no recognizable market value relative to the established currencies of developed market economies, little or no experience in trading in securities, no financial reporting standards, or a lack of a banking and securities infrastructure to handle such trading;

•   Offer less protection of property rights than more developed countries;

•   Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates; and

•   Not have developed structures governing private or foreign investment or allowing for judicial redress for investment losses or injury to private property, which may limit legal rights and remedies available to the Fund and the ability of U.S. authorities (e.g., the SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

Local securities markets may trade a small number of securities and may be unable to respond effectively to

Acquired Fund	Acquiring Fund
increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Equity Securities Risk. The Fund primarily invests in common stock (and securities convertible into common stocks) and may also invest in preferred stocks and ADRs, which subjects the Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks Associated with Investing in Equities. Equity securities, generally common stocks and/or depositary receipts, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Fund’s shares are not bank deposits and are not guaranteed, endorsed, or insured by any financial institution, government authority or the FDIC.

ETF Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks. ETFs are subject to specific risks, depending on the nature of the fund. The market value of ETF shares may differ from their net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to NAV.

No corresponding principal risk factor.

Fixed Income Risk. When the Fund invests in fixed income securities (without regard to credit rating or time to maturity), the value of your investment in the Fund may fluctuate with changes in interest rates. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

See “Interest Rate Risk” below and “Credit Risk” above.
Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse	Risks Associated with Investing in Non-U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund

Acquired Fund	Acquiring Fund

political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

will lose money. The prices of non-U.S. securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s non-U.S. investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. In addition, since January 20, 2025, the current U.S. administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States' relations with foreign countries, the economy, and markets generally. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Gold and Precious Metals Risk. The Fund may invest directly and indirectly in precious metals. Gold and other precious metals prices can be influenced by a variety of economic, financial and political factors, especially inflation, which may have an impact on the Fund’s performance.

No corresponding principal risk factor.

Hedging Risk. Hedging, including foreign currency hedging, is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

No corresponding principal risk factor.
See “Fixed Income Risk” above.

Interest Rate Risk. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and

Acquired Fund	Acquiring Fund
general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Junk Bond Risk. Lower-rated or defaulted debt securities may fluctuate more in price, and are less liquid than higher-rated securities because issuers of such lower-rated debt securities are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called “junk” bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. High yield securities are generally subject to greater levels of credit, call and liquidity risks than higher-rated securities of similar maturity. In addition, such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Large-Cap Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

No corresponding principal risk factor.
No corresponding principal risk factor.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Acquired Fund	Acquiring Fund
No corresponding principal risk factor.	Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.
Management Risk. The investment process used by the Fund’s portfolio manager could fail to achieve the Fund’s investment goal and cause an investment in the Investors Fund to lose value.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinions about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the advisor’s personnel will continue to be associated with the advisor for any length of time. The loss of services of one or more key employees of the advisor, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply

Acquired Fund	Acquiring Fund
volatility and may have long term effects on both the U.S. and global financial markets.	chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Mid-Cap Company Risk. Mid-cap companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

See “Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies” below.
No corresponding principal risk factor.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”) are subject to prepayment risk (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates) and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

No corresponding principal risk factor.

Over-the-Counter (“OTC”) Investments Risk. Securities and derivatives traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Acquired Fund	Acquiring Fund
See “Market and Geopolitical Risk” above.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and war have caused or could continue to cause market disruptions in the regions and globally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

No corresponding principal risk factor.
See “Equity Securities Risk” above.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

See “Mid-Cap Company Risk” above and “Small-Cap Company Risk” below.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In

Acquired Fund	Acquiring Fund
addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium- sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.
No corresponding principal risk factor.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

No corresponding principal risk factor.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

No corresponding principal risk factor.

Risks Associated with Investing in Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Securities Lending Risk. The Fund may lend portfolio securities to U.S. Government securities dealers and to institutions, such as banks and certain broker-dealers.	No corresponding principal risk factor.

Acquired Fund	Acquiring Fund
The Fund may experience a loss or delay in the recovery of its securities if the borrower breaches its agreement with the Fund.

Small-Cap Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies.

See “Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies” above.
No corresponding principal risk factor.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government.

Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced. Additionally, securities that exhibit value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions.

Risks Associated with Value Investing. Value securities, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund's value discipline may result in a portfolio of securities that differs materially from its illustrative indices. Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Acquired Fund	Acquiring Fund

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time.

No corresponding principal risk factor.

D.	Comparison of Investment Restrictions

The fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations of the Acquired Fund and the Acquiring Fund are substantially similar. Any differences between the Funds’ policies are not expected to materially impact the operation of the Funds. The fundamental limitations may only be amended with shareholder approval.

Policy	Acquired Fund Fundamental Investment Limitation	Acquiring Fund Fundamental Investment Limitation
Senior Securities

The Fund may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

The Fund may not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
Borrowing

The Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

The Fund may not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and statement of additional information as they may be amended from time to time.
Margin Purchases and Underwriting

The Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that a Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.

The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.
Real Estate	The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable	The Fund may not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or

Policy	Acquired Fund Fundamental Investment Limitation	Acquiring Fund Fundamental Investment Limitation
	securities that are secured by or represent interests in real estate or real estate acquired as a result of such investments. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.
Concentration

The Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

The Fund may not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Commodities

The Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

The Fund may not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.
Diversification

The Fund may not make an investment unless 75% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase

The Fund may not make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act.

Policy	Acquired Fund Fundamental Investment Limitation	Acquiring Fund Fundamental Investment Limitation
agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.
Loans	The Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.	The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

The Funds observe the following non-fundamental limitations, which may be changed without shareholder vote.

Policy	Acquired Fund Non-Fundamental Investment Limitation	Acquiring Fund Non-Fundamental Investment Limitation
Investment Companies

The Fund may not invest in other investment companies (including affiliated investment companies) except to the extent permitted by the 1940 Act or exemptive relief granted by the SEC. Notwithstanding this or any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

Illiquid Investments	The Fund may not invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid investments. Illiquid investments are those securities without readily available market quotations, including repurchase agreements having a maturity of

The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law. The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid any

Policy	Acquired Fund Non-Fundamental Investment Limitation	Acquiring Fund Non-Fundamental Investment Limitation
	more than seven days. Illiquid investments may include restricted securities not determined by the Board to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.	investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment; and (2) limiting its holdings of such securities to 15% of net assets.
Borrowing	No corresponding non-fundamental investment limitation.

The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, except that the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

When-Issued, Delayed Delivery or Forward- Commitments	No corresponding non-fundamental investment limitation.	The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.
Currency	No corresponding non-fundamental investment limitation.	The Fund may purchase and sell non-U.S. currency, purchase options on non-U.S. currency and foreign currency exchange contracts.
Non-U.S. Issuers	No corresponding non-fundamental investment limitation.	The Fund may invest in the securities of non-U.S. issuers.

Policy	Acquired Fund Non-Fundamental Investment Limitation	Acquiring Fund Non-Fundamental Investment Limitation
Options	No corresponding non-fundamental investment limitation.	The Fund may write covered call options and may buy and sell put and call options.
Repurchase Agreements	No corresponding non-fundamental investment limitation.	The Fund may enter into repurchase agreements.
Securities Lending	No corresponding non-fundamental investment limitation.

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

Short Sales	No corresponding non-fundamental investment limitation.	The Fund may sell securities short and engage in short sales “against the box.”
Swaps	No corresponding non-fundamental investment limitation.	The Fund may enter into swaps.

E.	Comparison of Investment Advisory Agreements

Centerstone Investment Advisory Agreement

The Trust, on behalf of the Acquired Fund, and Centerstone have entered into an investment advisory agreement pursuant to which Centerstone provides continuing supervision of the Acquired Fund’s investment portfolio (the “Centerstone Advisory Agreement”). Under the Centerstone Advisory Agreement, Centerstone, under the oversight of the Board, invests the assets of the Acquired Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Acquired Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to Centerstone.  Centerstone acts as the investment advisor to the Acquired Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Acquired Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Acquired Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that Centerstone will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide Centerstone with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  Centerstone also provides the Acquired Fund with all necessary office facilities and personnel for servicing the Acquired Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of Centerstone, and all personnel of the Acquired Fund or Centerstone performing services relating to research, statistical and investment activities.

In addition, Centerstone, under the oversight of the Board, provides the management services necessary for the operation of the Acquired Fund and such additional administrative services as reasonably requested by the Board. These services include providing such office space, office equipment and office facilities as are adequate to fulfill Centerstone’s obligations under the Centerstone Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Acquired Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Acquired Fund’s records and the registration of the Acquired Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Acquired Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Board.

Pursuant to the Advisory Agreement, the Acquired Fund pays Centerstone a management fee at the annual rate of 0.90% of its average daily net assets. The fee is computed daily and payable monthly.

Centerstone has agreed contractually to waive its management fee and/or to reimburse operating expenses (but not including any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation) at least until August 1, 2027, such that net annual fund operating expenses do not exceed 1.35%, 2.10% and 1.10% of the Acquired Fund’s average net assets for Class A, Class C and Class I shares, respectively.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. Centerstone is permitted to receive reimbursement from the Acquired Fund for fees it waived and Acquired Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Fee waiver and reimbursement arrangements can decrease the Acquired Fund’s expenses and increase its performance.

The Centerstone Advisory Agreement provides that Centerstone shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which the Centerstone Advisory Agreement relates, and Centerstone shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of Centerstone or any sub-adviser retained by Centerstone provided that nothing in the Centerstone Advisory Agreement shall be construed (i) to protect Centerstone against any liability to the Trust or its shareholders to which Centerstone would other be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder or (ii) to protect any director, manager, officer or employee of Centerstone who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

The Centerstone Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved at least annually by the Board or by vote of a majority of the Acquired Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Centerstone Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Centerstone Advisory Agreement. The Centerstone Advisory Agreement is terminable without penalty by the Trust on behalf of the Acquired Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Acquired Fund’s shareholders or by a vote of a majority of the Board, or by Centerstone upon 60 days’ prior written notice and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

FPA Investment Advisory Agreement

Similar to the Centerstone Advisory Agreement, the investment advisory agreement between IMST III and FPA (the “FPA Advisory Agreement”) describes the services FPA provides to the Acquiring Fund, which are similar to the services currently provided by Centerstone to the Acquired Fund. Pursuant to the FPA Advisory Agreement, FPA provides continuing supervision of the Acquiring Fund’s investment portfolio. FPA is authorized, subject to the control of the Board, to determine which securities are to be bought or sold by the Acquiring Fund and in what amounts. FPA also provides, or arranges for and supervises the provision of, certain other services related to the day-to-day operations of the Acquiring Fund that are necessary or appropriate for it to operate as an open-end investment company.

For services rendered to the Acquiring Fund, FPA is paid a monthly fee computed at annual rate of 1.00% of the Institutional Class and Investor Class of shares’ average daily net assets. For services rendered to the Acquiring Fund in relation to management of the Acquiring Fund’s Supra Institutional Class of shares, FPA is paid a monthly management fee computed at annual rate of 0.94% of the Supra Institutional Class of shares’ average daily net assets.

The management fee paid by each class of shares includes both the advisory fee of 0.93% and a class-specific administrative service fee. Under a separate administrative services agreement effective September 4, 2020, between the Acquiring Fund and FPA (the “Administrative Services Agreement”), administrative services are provided by FPA to provide non-distribution services to Acquiring Fund shareholders and their advisers either directly or by assisting third parties. These services include providing in-depth information on the Acquiring Fund and market developments that impact the Acquiring Fund’s investments, communicating with shareholders about their holdings of shares; answering shareholder inquiries regarding account status and the procedures for the purchase and redemption of shares; providing account balances; providing communications from the fund and its portfolio managers and officers; detailed Acquiring Fund analytics; and such other matters as may reasonably be requested by advisers or other intermediaries to assist them in their provision of service to shareholders of the Acquiring Fund. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to the Acquiring Fund’s shareholders. The Administrative Services Agreement provides the Acquiring Fund the ability to charge an administrative services fee of up to 0.07%, depending on the share class. FPA receives an administrative services fee at the annual rate of 0.07% of the average daily net assets of the Acquiring Fund attributable to the Institutional Class and Investor Class for its provision of administrative services. FPA receives an administrative services fee at the annual rate of 0.01% of the average daily net assets of the Acquiring Fund attributable to the Supra Institutional Class for its provision of administrative services.

FPA has contractually agreed to reimburse operating expenses in excess of 0.05% of the average daily net assets of the Acquiring Fund attributable to the Supra Institutional Class and Institutional Class of shares, and 0.15% of the average daily net assets of the Acquiring Fund attributable to the Investor Class of shares, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, interest, redemption liquidity service expenses, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business, for a period of two years from the date of the Reorganization. FPA has also contractually agreed to reimburse the Acquiring Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Fund for a period of two years from the date of the Reorganization.

The FPA Advisory Agreement provides that FPA does not have any liability to the Acquiring Fund or any of its shareholders for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the FPA Advisory Agreement, including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Acquiring Fund, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of FPA or the reckless disregard of its duties under the FPA Advisory Agreement.

The FPA Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by the vote of a majority (as defined in the 1940 Act) of the Acquiring Fund’s outstanding voting securities and (b) by the vote of a majority of IMST III’s trustees who are not parties to the FPA Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The FPA Advisory Agreement has been approved by the IMST III board and a majority of the Acquiring Fund’s trustees who are not parties to the FPA Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The FPA Advisory Agreement may be terminated with respect to the Acquiring Fund without penalty by the IMST III board, or the vote of a majority (as defined in the 1940 Act) of the Acquiring Fund’s outstanding voting securities on 60 days’ written notice to FPA. In addition, The FPA Advisory Agreement may be terminated with respect to the Acquiring Fund without penalty by FPA on 90 days’

written notice to the Acquiring Fund. Similar to the Centerstone Advisory Agreement, the FPA Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

F.	Comparison of Distribution and Shareholder Servicing Arrangements, Purchase and Redemption Procedures, and Valuation Procedures

Distribution and Shareholder Servicing Arrangements

	Acquired Fund	Acquiring Fund
Distributor	Northern Lights Distributors, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Fund.	Distribution Services, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Fund.
Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 and Shareholder Servicing Arrangements and Fees

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Rule 12b-1 Plan”) under the 1940 Act for Class A shares and Class C shares. Under the Rule 12b-1 Plan, Class A shares and Class C shares of the Fund are authorized to pay the Distributor, or such other entities as approved by the Board, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for the Class A shares and 1.00% of each Fund’s average daily net assets annually for the Class C shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the advisor, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in a Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the Rule 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions, including the advisor and affiliates of the advisor, for sub-administration,

The Fund does not have a Rule 12b-1 Plan.

Brokers, dealers, banks, trust companies and other financial representatives (each, a “Service Organization”) may receive compensation from the Fund or its service providers for providing a variety of services. For providing certain services to their clients, a Service Organization may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the Service Organization. These non-distribution administrative and support services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub-accounting with respect to Fund shares, and other similar services. In addition, your Service Organization may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your Service Organization should provide you with a schedule of its fees and services.

Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.10%,

	Acquired Fund	Acquiring Fund
sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

0.25% and 0.10% of its average daily net assets attributable to Institutional Class, Investor Class and Supra Institutional Class shares, respectively, to Service Organizations. The Fund does not pay these service fees on shares purchased directly. In addition, the advisor may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services.

Additional Payments

The Distributor, its affiliates and the advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

The Distributor may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer’s transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The advisor may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the advisor may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment.

Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies of the Acquired Fund compared to those of the Acquiring Fund. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Acquired Fund	Acquiring Fund
Minimum Initial Investment and Minimum Additional Investment	The minimum initial investment for Class A shares, Class C shares and Class I shares is $2,500 ($1,000 for IRAs and other retirement plans). The minimum subsequent investment amount is $100 for each Class (also $100 for IRAs and other retirement plans). There is no minimum initial or subsequent investment requirement for qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Fund through omnibus arrangements. The Fund may waive or reduce its minimum investment amount from time to time in the sole discretion of the advisor.

The minimum initial investment is $1,500 for the Institutional and Investor Class shares. The minimum initial investment for Supra Institutional Class shares is $100,000,000. The minimum subsequent investment amount is $100 for each class. There is no minimum investment amount is imposed for investments in retirement plans. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the advisor and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, at the discretion of the officers of the Fund.

Share Classes	Class A shares are charged a maximum front-end sales load of 5.00%. The Class A shares are also charged a 0.25% Rule 12b-1 distribution and servicing fee. Class A shares are generally offered through financial intermediary platforms, including, but not limited to, traditional brokerage platforms. Class C shares are sold without an initial sales charge, but are subject to a 1.00% Rule 12b-1 distribution and servicing fee. Class I shares have no front-end sales load and no Rule 12b-1 distribution and servicing fee.	Investor, Institutional and Supra Institutional Class Shares have no front-end sales load and no Rule 12b-1 distribution and servicing fee. Each class charges a shareholder service fee.
Purchase of Shares	Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.

Shares of the Fund may be purchased by written request, check, wire, ACH (Automated Clearing House), telephone, or through an approved financial intermediary. Investors can purchase shares by contacting any approved financial intermediary authorized to sell the Fund’s shares.

Redeeming (Selling) Shares	Shareholders may redeem all or any portion of their accounts by: ● Submitting a written request	Shareholders may redeem all or any portion of their accounts by: ● Submitting a written request

	Acquired Fund	Acquiring Fund

●     Telephone redemption

●     Redeeming through Broker

●     Redemptions by Wire/Electronic Funds Transfer

Once the Fund receives your redemption request in “good order”, it will issue a check based on the next determined NAV following your redemption request.

●     Telephone redemption

●     Redeeming through Broker

●     Redemptions by Wire/Electronic Funds Transfer

Once the Fund receives your redemption request in “good order”, it will issue a check based on the next determined NAV following your redemption request.

Automatic Investment Plan	The Fund allow investors to establish an investment plan that automatically debits money from your bank account and invests it in the Fund.	The Fund allows investors to establish automatic monthly investments of at least $100 with respect to the Fund’s Investor and Institutional Class shares.
Exchanges	No corresponding policy.	The Fund allows you to exchange your Fund shares for shares of other FPA Funds advised by the advisor. Exchanges are made at NAV.
Low Account Balances	If at any time your account balance falls below $1,250, the Fund may notify you that, unless the account is brought up to at least $1,250 within 60 days of the notice, your account could be closed.	If at any time your account value falls below $500, the Fund may notify you that, unless the account is brought up to at least $500 within 60 days of the notice, your account could be closed.
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the tender of shares.	Same as the Acquired Fund.
Redemptions In-Kind	The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is greater than $250,000 or 1% of the Fund’s assets	Same as the Acquired Fund.
Dividends and Distributions	The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.	Same as the Acquired Fund.
Net Asset Value Per Share (“NAV”)	Shares of the Acquired Fund are sold at NAV. The NAV of the Acquired Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of an Acquired Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving	Same as the Acquired Fund.

	Acquired Fund	Acquiring Fund
Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.
Fair Valuation	If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has designated the advisor as its “Valuation Designee” to execute these procedures. The advisor may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The value of an instrument is either the market value, if quotes are readily available (defined below), or the fair value as determined in good faith by the Board, or its designee. The Board has designated the advisor as valuation designee (the "Valuation Designee") to perform the fair value determinations relating to all Fund investments pursuant to the valuation procedures of the Fund and the Valuation Designee (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As a result, any security valued using inputs other than Level 1 inputs under U.S. GAAP (unless an SEC staff no-action position is available providing an exception from the readily available market quotation requirement) is deemed to be a fair value.

The Valuation Designee will assess the availability of market quotations each day and may determine that a market quotation for a security is not available (such as when the market for a security is closed) or is unreliable (such as when transactions in a security are infrequent, the validity of quotations appears questionable, there is a thin market, or the size of the reported trades is not considered representative of the Fund's holdings).

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Reorganization Agreement to reorganize the Acquired Fund into the Acquiring Fund. If the Reorganization Agreement is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the corresponding class of shares of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the corresponding class of the Acquired Fund’s shares by instructing IMST III’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional Investor Class Shares, Institutional Class Shares or Supra Institutional Class Shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s Class A, Class C or Class I Shares, respectively, in the Acquired Fund.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the corresponding Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST III with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on [ ], 2025, or such other date agreed to by the Trust and IMST III.

Centerstone and FPA have agreed to pay costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. Centerstone and FPA will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board or the IMST III Board if, among other reasons, the Board or the IMST III Board determines that the Reorganization is not in the best interests of its shareholders.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

2.	Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund		Acquiring Fund
Class A Shares Class C Shares Class I Shares	→ → →	Investor Class Shares Institutional Class Shares Supra Institutional Class Shares

3.	Board Considerations Relating to the Proposed Reorganization

At the Board Meeting held on July 28, 2025, Centerstone, the Acquired Fund’s investment advisor, recommended that the Board approve the Reorganization. At its meeting, the Board evaluated materials regarding the Acquired Fund and the Acquiring Fund.

The Board reviewed the responses to the questionnaire provided by FPA regarding the proposed expenses and service providers for the Acquiring Fund. The Board reviewed the expected total operating expense ratio for the Acquiring Fund, which would be lower than the total operating expense ratio of the Acquired Fund before and after waivers, and considered that FPA had indicated that it would enter into an expense limitation agreement with respect to the Acquiring Fund for a period of two years from the date of the Reorganization. The Board noted the similarities and differences between the Funds’ investment objectives, principal investment strategies and principal risks.

In approving the proposed Reorganization, the Board (with the advice and assistance of independent counsel) also considered, among other things:

•	the terms of the Reorganization, including that the Reorganization is expected to be a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

•	that the principal investment strategies, policies and risks of the Acquired Fund are similar as those of the Acquiring Fund;

•	the performance history of the Acquired Fund and the Acquiring Fund;

•	that the investment advisory fees for the Acquiring Fund are higher than the investment advisory fees for the Acquired Fund, however, the total operating expenses (before and after waivers) for the Acquiring Fund following the Reorganization are expected to be lower than the total operating expenses (before and after waivers) of the Acquired Fund;

•	that FPA had agreed to enter into an expense limitation agreement with the Acquiring Fund for a period of two years from the date of the Reorganization;

•	that the Acquired Fund will not bear the cost of the Reorganization;

•	the qualifications and experience of the Acquiring Fund’s service providers, including FPA;

•	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

•	that the Reorganization will be submitted to the shareholders of the Acquired Fund for approval; and

•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by Centerstone would be in the best interest of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would take such further action as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

4.	Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes that the Acquired Fund has been, and will continue through the closing of the Reorganization to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of the Reorganization, the Trust and IMST III will receive, on behalf of the Acquired Fund and the Acquiring Fund, respectively, an opinion of counsel with respect to the Reorganization substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (a) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (b) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (c) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor; and

●	The Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST III, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (the “IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Closing, the Acquired Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Acquired Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the closing date of the Reorganization (and treating the Acquired Fund’s current taxable year as ending on the Closing Date). Any such distribution will generally be taxable income to the Acquired Fund’s shareholders. The Acquiring Fund may make comparable distributions to its shareholders before the Closing.

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years. At March 31, 2025, the Acquired Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Acquired Fund	$3,162,074	$13,769,324	$16,931,398

On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses. The Acquiring Fund does not have any unused capital loss carryforwards as of December 31, 2024.

The Reorganization may result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Acquired Fund and the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Acquired Fund (including from the Acquired Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Acquired Fund (including carryforwards generated in the tax year of the Acquired Fund ending on the Closing Date). Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Acquired Fund own less than 50% of the combined fund immediately after the applicable Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Acquired Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Acquired Fund’s carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. If the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until [ ], 2025, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the date of the Reorganization. The ability of each Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

5.	Comparison of Forms of Organization and Shareholder Rights

Form of Organization

The Trust and IMST III are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust and IMST III are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST III except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

Shares

The Trust and IMST III are each authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights

Trust. Pursuant to the Trust Declaration of Trust, shareholders of the Trust have the power to vote only for the following: (a) the election of Trustees, including the filling of any vacancies in the Board of Trustees; (b) with respect to such additional matters relating to the Trust as may be required by the Trust Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (c) such other matters as the Board of Trustees may consider necessary or desirable.

IMST III Trust. Pursuant to the IMST III Declaration of Trust, shareholders have the power to vote only for the following: (a) election of Trustees; (b) with respect to any contract with a contracting party (corporations, trusts, associations, partnerships, limited partnerships, limited liability companies, other type of organizations, or individuals) as to which shareholder approval is required by the 1940 Act; (c) with respect to any termination or reorganization of the Trust; (d) with respect to any amendment of the IMST III Declaration of Trust; and (e) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the IMST III Declaration of Trust, the By-Laws or any registration of the Trust with the SEC (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Quorum

Trust. Except when a larger quorum is required by applicable law, the Trust Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholder meeting of such series or class. Any lesser number shall be sufficient for adjournments.

IMST III. The presence in person or by proxy of thirty percent of the holder of shares of IMST III entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. A majority of the shares represented at the meeting, either in person or by proxy, shall be sufficient for adjournments, whether or not a quorum is present.

Required Vote

Trust. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Trust Declaration of Trust or By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (a) when required by applicable law, shares shall be voted by individual series or class; (b) when the matter involves any action that the Board of Trustees has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (c) when the matter involves any action that the Board of Trustees has determined will affect the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. A shareholder of record of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. Trustees shall be elected by a plurality of the votes cast.

IMST III. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST III Declaration of Trust or IMST III’s By-Laws. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. Trustees shall be elected by a plurality of the votes cast.

Action by Written Consent

Trust. Shareholders may take any action as to the Trust or any series or class without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

IMST III. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as shall be required by the 1940 Act or by any express provision of the IMST III Declaration of Trust or the IMST III By-laws) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings

Neither the Acquired Fund nor the Acquiring Fund are required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.

Shareholder Liability

Both the Trust and IMST III governing instruments provide that shareholders shall have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Trustee Liability

Both the Trust and IMST III indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST III do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust

Trust. The Trust Board may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the Board of Trustees and, if required, by approval of such amendment by shareholders.

IMST III. The IMST III Board may amend the IMST III Declaration of Trust by an instrument signed by a majority of the IMST III Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and IMST III. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.	Fiscal Year End

The fiscal year end for the Acquired Fund is March 31st, and the fiscal year end for the Acquiring Fund is December 31st.

7.	Capitalization

The following table shows, as of July 15, 2025, (1) the capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date(a):

(unaudited)	Acquired Fund	Acquiring Fund	Pro forma Adjustments (b)	Pro forma Acquiring Fund
Net Assets
Class A/ Investor Class	$14,391,064	$18,239,822	$--	$32,630,886
Class C/ Institutional Class	$6,447,768	$7,172,435,424	--	$7,178,883,192
Class I/ Supra Institutional Class	$53,869,555	$4,013,929,663	--	$4,067,799,218
Total	$74,708,387	$11,204,604,909	--	$11,279,313,296

Shares Outstanding
Class A/ Investor Class	1,058,402.446	422,918.044	(724,749.982)	756,570.508
Class C/ Institutional Class	484,251.918	166,257,474.072	(332,750.747)	166,408,975.243
Class I/ Supra Institutional Class	3,938,551.802	92,923,501.863	(2,700,034.730)	94,162,018.935
Total	5,481,206.166	259,603,893.979	(3,757,535.459)	261,327,564.686

Net Asset Value per Share
Class A Shares/ Investor Class	$13.60	$43.13	--	$43.13
Class C Shares/ Institutional Class	$13.31	$43.14	--	$43.14
Class I Shares/ Supra Institutional Class	$13.68	$43.20	--	$43.20

(a)	The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by Acquired Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Pro Forma Acquiring Fund that actually will be received by Acquired Fund shareholders.

(b)	To adjust Shares Outstanding of the Pro Forma Acquiring Fund based on combining the Acquired Fund at the Acquiring Fund’s Net Asset Value per Share.

The Acquiring Fund will be the accounting and performance survivor following the Reorganization.

8.	Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment advisor or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such advisor which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment advisor (or predecessor or successor advisor) or any interested person of any such advisor receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Centerstone and FPA are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

●	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment advisor or the predecessor investment advisor within the meaning of the 1940 Act. The IMST III Board will satisfy this condition at the time of the Reorganization.

H.	Additional Information about the Funds

1.	Comparison of Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund’s performance from year to year for the Acquired Fund’s Class I Shares and the Acquiring Fund’s Institutional Class Shares Supra Institutional Class Shares, and by showing how the average annual total returns of the Funds compare with the average annual total returns of broad-based market indices. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Acquired Fund acquired all of the assets and liabilities of Centerstone Investors Fund, a series of Centerstone Investment Trust, (the “Predecessor Fund”) in a tax-free reorganization on March 5, 2021. In connection with this acquisition, shares of the Predecessor Fund’s Class A, Class C and Class I Shares were exchanged for Class A, Class C and Class I Shares of the Acquired Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Acquired Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Acquired Fund. The Acquired Fund is a continuation of the Predecessor Fund, and therefore, the performance information for the period prior to the reorganization is that of the Predecessor Fund. The Acquired Fund compares its performance to the MSCI ACWI ex-US Index, a float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

The Acquiring Fund’s Institutional Class, Investor Class, and Supra Institutional Class commenced operations on June 2, 1993, April 30, 2024, and September 4, 2020, respectively. The Acquiring Fund compares its performance to the MSCI All Country World Index, a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries. The Acquiring Fund also compares its performance to the Standard & Poor’s 500 Stock Index (“S&P 500”), a customized index comprised of 60% S&P 500 and 40% Bloomberg U.S. Aggregate Bond Index, and the Consumer Price Index (“CPI”). The S&P 500 and 60%/40% S&P 500/Bloomberg U.S. Aggregate Bond indexes are included as broad-based comparisons to the capitalization characteristics of the Fund’s portfolio. The CPI is included as a comparison of the Acquiring Fund’s results to inflation.

Updated performance information for the Acquired Fund’s Class A, Class C and Class I Shares is available at no cost by calling 1-877-314-9006. Updated performance information for the Acquiring Fund’s Investor Class, Institutional Class and Supra Institutional Class Shares is available at no cost by calling 1-800-982-4372.

If the Reorganization is approved, the Acquiring Fund will be the performance survivor.

Calendar-Year Total Return (before taxes) for Acquired Fund Class I Shares

For each calendar year at NAV

The Acquired Fund’s Class I Shares’ year-to-date return as of the most recent quarter ended June 30, 2025, was 15.94%.

The Acquired Fund’s Class I Shares’ highest/lowest quarterly results during this time period were:

Highest	16.88%	(Quarter ended 6/30/2020)
Lowest	(26.63)%	(Quarter ended 3/31/2020)

Average Annual Total Returns (for the periods ended December 31, 2024)	One Year	Five Year	Since Inception of Predecessor Fund (5/3/2016)
Class I Shares – Before Taxes	(0.04)%	1.87%	3.74%
Class I Shares – After Taxes on Distributions[1]	(0.58)%	1.62%	3.36%
Class I Shares – After Taxes on Distributions and Sale of Fund Shares[1]	0.38%	1.55%	2.95%
Class A Shares – Return With Sales Charge Before Taxes	(5.28)%	0.60%	2.87%
Class C Shares – Return Before Taxes	(1.02)%	0.87%	2.76%
MSCI All Country World ex-US Index (reflects no deductions for fees, expenses or taxes)	17.49%	10.06%	10.93%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Acquired Fund shares.

Calendar-Year Total Return (before taxes) for Acquiring Fund Institutional Class Shares

For each calendar year at NAV

The Acquiring Fund’s Institutional Class Shares’ year-to-date return as of the most recent quarter ended June 30, 2025, was 8.14%

The Acquiring Fund’s Institutional Class Shares’ highest/lowest quarterly results during this time period were:

Institutional Class
Highest	18.15%	(Quarter ended 12/31/2020)
Lowest	(20.51)%	(Quarter ended 3/31/2020)

Average Annual Total Returns (for the periods ended December 31, 2024)	One Year	Five Years	Ten Years
Institutional Class Shares—Before Taxes	13.96%	9.95%	7.85%
Institutional Class Shares—After Taxes on Distributions[1]	11.53%	8.39%	6.38%
Institutional Class Shares—After Taxes on Distributions and
Sale of Fund Shares[1]	9.87%	7.65%	6.00%
Investor Class Shares—Before Taxes[2]	13.85%	9.84%	7.74%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	9.23%
S&P 500 (reflects no deductions for fees, expenses, or taxes)	25.02%	14.53%	13.10%
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate	15.04%	8.67%	8.52%
Bond Index (reflects no deductions for fees, expenses or taxes)
Consumer Price Index (reflects no deductions for fees, expenses or taxes)	2.90%	4.20%	3.01%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Acquiring Fund shares.

[2]	Investor Class shares commenced operations on April 30, 2024. The performance figures for Investor Class shares include the performance for the Institutional Class shares for the periods prior to the inception date of Investor Class shares, adjusted for the difference in Institutional Class shares and Investor Class shares expenses. Investor Class shares impose higher expenses than Institutional Class shares. Since Investor Class shares have higher expenses and are therefore more expensive than Institutional Class shares, the returns for Investor Class shares are lower than the returns shown for Institutional Class shares.

Calendar-Year Total Return (before taxes) for Acquiring Fund Supra Institutional Class Shares

For each calendar year at NAV

The Acquiring Fund’s Supra Institutional Class Shares’ year-to-date return as of the most recent quarter ended June 30, 2025, was 8.17%.

The Acquiring Fund’s Supra Institutional Class Shares’ highest/lowest quarterly results during this time period were:

Supra Institutional
Highest	9.79%	(Quarter ended 3/31/2021)
Lowest	(9.29)%	(Quarter ended 6/30/2022)

Average Annual Total Returns (for the periods ended December 31, 2024)	One Year	Since Inception (9/4/2020)
Supra Institutional Class Shares–- Before Taxes	14.06%	12.34%
Supra Institutional Class Shares–- After Taxes on Distributions[1]	11.62%	10.68%
Supra Institutional Class Shares–- After Taxes on Distributions and Sale of Fund Shares[1]	9.93%	9.57%
MSCI All Country World Index (reflects no deductions for fees, expenses or taxes)	17.49%	11.05%
S&P 500 (reflects no deductions for fees, expenses, or taxes)	25.02%	15.05%
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees expenses or taxes)	15.04%	8.19%
Consumer Price Index (reflects no deductions for fees, expenses or taxes)	2.90%	4.79%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor’s tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Acquiring Fund shares.

Portfolio Turnover

The Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the recent fiscal year ended March 31, 2025, the portfolio turnover rate for the Acquired Fund was 14% of the average value of its portfolio. During the fiscal year ended December 31, 2024, the portfolio turnover rate for the Acquiring Fund was 10% of the average value of its portfolio.

2.	Investment Advisors and Portfolio Managers

Centerstone Investors, LLC, with its principal place of business at 228 Park Avenue S, Suite 75938, New York, New York 10003, serves as investment advisor to the Acquired Fund. Subject to the oversight of the Board, Centerstone is responsible for the management of the Acquired Fund’s investment portfolio. Centerstone is wholly owned by Abhay Deshpande.  As of June 30, 2025, Centerstone manages assets of approximately $75.3 million.

The Acquired Fund is managed on a day-to-day basis by Mr. Deshpande, CFA. Mr. Deshpande is the Founder & Chief Investment Officer of Centerstone. He has more than 30 years of market experience. Prior to founding Centerstone in 2015, Mr. Deshpande was a part of First Eagle Investment Management, LLC, which he joined in 2000, and served as a senior member of the First Eagle Global Value analyst team and as a portfolio manager for a number of accounts before assuming portfolio management responsibilities for several funds in September 2007. Prior to 2000, Mr. Deshpande spent three years as a research analyst with Harris Associates, investment advisor to the Oakmark Funds. Following the Reorganization, Mr. Deshpande will not be involved in the management of the Acquiring Fund.

The Acquired Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquired Fund.

First Pacific Advisors, LP, with its principal place of business at 2101 E. El Segundo Boulevard., Suite 301, El Segundo, California 90245, serves as investment advisor to the Acquiring Fund. Together with its predecessor organizations, FPA has been in the investment advisory business since 1954 and has served as the Acquiring Fund’s investment advisor since March 1, 1996. FPA is a privately owned limited partnership. FPA GP is the general partner of FPA. Steven Romick has a controlling interest in FPA. As of June 30, 2025, FPA manages assets of approximately $28.4 billion.

The Acquiring Fund is jointly and primarily managed on a day-to-day basis by Steven Romick, Mark Landecker and Brian Selmo. Following the Reorganization, the Acquiring Fund will continue to be jointly and primarily managed on a day-to-day basis by Messrs. Romick, Landecker and Selmo.

Steven Romick has been a Portfolio Manager of the Acquiring Fund since the Acquiring Fund’s inception on June 2, 1993. Mr. Romick is currently a Managing Partner of FPA since January 2010. He was also a Trustee of the Acquiring Fund from 2002 to 2023.

Mark Landecker has been a Portfolio Manager of the Acquiring Fund since June 2, 2013. Mr. Landecker is currently a Partner of FPA since December 2013. Mr. Landecker was a Managing Director from January 2013 to December 2013 and a Vice President from 2009 to 2012 of FPA.

Brian Selmo has been a Portfolio Manager of the Acquiring Fund since June 2, 2013. Mr. Selmo is currently a Partner of FPA since December 2013. Mr. Selmo was a Managing Director from January 2013 to December 2013 and a Vice President from 2008 to 2012 of FPA.

The Acquiring Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and IMST III are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board of Trustees of the Trust has four trustees who are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the Board: Patricia Luscombe, John V. Palancia, Mark H. Taylor and Jeffery D. Young.

Trustees of IMST III

The IMST III Board of Trustees has six trustees, four of whom are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the IMST III Board: John Zader, Sandra Brown, Robert Goldrich, J. Richard Atwood (interested Trustee) and Maureen Quill (interested Trustee).

Service Providers

The following chart describes the service providers to the Trust and IMST III:

	Trust	IMST III
Administrator	Ultimus Fund Solutions, LLC 4221 North 203rd Street Suite 100 Elkhorn, NE 68022-3474	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	Distribution Service, LLC 190 Middle Street, Suite 301 Portland, Maine 04101
Transfer Agent and Fund Accountant	Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022-3474	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market St., Suite 310 Philadelphia, PA 19103	Tait, Weller & Baker LLP Two Liberty Plan 50 S 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

The Board unanimously recommends that the shareholders of THE Acquired Fund vote FOR the approval of the Reorganization.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at the Special Meeting of shareholders of the Acquired Fund. The Special Meeting will be held on [ ], 2025 at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, at 10:00 a.m. Eastern time. You may vote in one of the following ways:

●	in person at the Special Meeting;

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card;

●	call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line; or

●	call the toll-free number [ ] to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Quorum

Only shareholders of record on [   ], 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of the proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of an Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of an Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Abstentions and Broker Non-Votes

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, the Trust does not expect to receive broker non-votes. Any broker non-votes received, however, will not be counted as present at the Special Meeting for purposes of determining quorum or as votes cast at the Special Meeting.

Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on [  ], 2025 is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. Centerstone and FPA have retained [      ] to provide proxy services, at an anticipated cost of approximately $[   ]. Centerstone and FPA will bear the costs of the Special Meeting, including legal costs, the costs of retaining [   ], and other expenses incurred in connection with the solicitation of proxies. Centerstone and FPA will pay these costs regardless of whether the Reorganization is consummated.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on [  ], 2025, the Record Date, will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, [   ] shares of the Centerstone Investors Fund ([   ] Class A Shares, [   ] Class C Shares and [   ] Class I Shares) were outstanding and entitled to vote at the Special Meeting.

As of the Record Date, the name and percentage ownership of each shareholder that owned 5% or more of the outstanding shares of the Acquired Fund is set forth in the table below.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centerstone Investors Fund – Class A

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centerstone Investors Fund – Class C

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centerstone Investors Fund – Class I

As of the Record Date, the name and percentage ownership of each shareholder that owned 25% or more of the outstanding shares of the Acquired Fund is set forth in the table below.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centerstone Investors Fund

E.	Interest of Certain Persons in the Transaction

Centerstone may be deemed to have an interest in the Reorganization because it has entered into a transition services agreement with FPA pursuant to which Centerstone will receive payments from FPA following the Reorganization. These payments will be made by FPA from its own resources and not by the Acquiring Fund or its shareholders. FPA may be deemed to have an interest in the Reorganization because it will continue to serve as investment advisor to the Acquiring Fund and will receive fees from the Acquiring Fund for its services as investment advisor.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Experts

The audited financial statements of the Acquired Fund for the year ended March 31, 2025, are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement and have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report thereon is included in the Acquired Fund’s Form N-CSR for the fiscal year ended March 31, 2025. The financial statements audited by Cohen & Company, Ltd. have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

The audited financial statements of the Acquiring Fund are incorporated by reference into the Statement of Additional Information relating to this Proxy Statement and have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report thereon is included in the Acquiring Fund’s Form N-CSR for the fiscal year ended December 31, 2024. The financial statements audited by Tait, Weller & Baker LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

E.	Information Filed with the SEC

The Trust and IMST III are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of ___, 2025, by and between Northern Lights Fund Trust III (the “Northern Lights Trust”), a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on behalf of its series Centerstone Investors Fund (the “Acquired Fund”), Investment Managers Series Trust III (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series FPA Crescent Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). First Pacific Advisors, LP (“FPA”), the investment adviser to the Acquiring Fund, with its principal place of business at 2101 East El Segundo Boulevard, Suite 301, El Segundo, California 90245 joins this Agreement solely with respect to Article IX and Centerstone Investors, LLC (“Centerstone”), the investment adviser to the Acquired Fund, with its principal place of business at 228 Park Avenue S, Suite 75938, New York, New York 10003, joins this Agreement solely with respect to Section IX.

WHEREAS, each of FPA and Centerstone have agreed to enter into a transition services agreement (the “Transition Services Agreement”) pursuant to which FPA agrees to acquire and Centerstone agrees to sell, certain assets relating to Centerstone’s business with respect to the Acquired Fund, and pursuant to which Centerstone will provide transition services to FPA with respect to the Acquiring Fund;

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value, of shares of the Acquiring Fund (the “Acquiring Fund Shares”), and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of those Acquiring Fund Shares pro rata, on a class-by-class basis, to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Northern Lights Trust or any other series of the IMST Trust or the assets of any other series of the Northern Lights Trust or any other series of the IMST Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Northern Lights Trust and the IMST Trust, respectively, the Northern Lights Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers the following classes of shares: Class A, Class C, and Class I, and the Acquiring Fund currently offers Investor Class, Institutional Class, and Supra Institutional Class. As part of the Reorganization, Class A, Class C, and Class I Acquired Fund Shares will be exchanged for Investor Class, Institutional Class, and Supra Institutional Class Acquiring Fund Shares, respectively;

WHEREAS, the Trustees of the Northern Lights Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of Investor Class, Institutional Class and Supra Institutional Class having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares Class A, Class C and Class I, respectively, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding Reorganization Expenses (as defined in Article IX) borne by FPA pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of full and fractional Acquiring Fund Shares corresponding in class to each class of Acquired Fund Shares held by that Acquired Fund Shareholder immediately prior to the Reorganization that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of that corresponding class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMB Fund Services, Inc. (“UMBFS”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of each class of Acquired Fund Shares shall be computed by Ultimus Fund Solutions, LLC (“Ultimus”), the Acquired Fund’s accounting agent, in the manner set forth in the Amended Agreement and Declaration of Trust of the Northern Lights Trust, By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the Northern Lights Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by UMBFS by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with paragraph 2.1 hereof, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by Ultimus, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by UMBFS. The IMST Trust and the Northern Lights Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to portfolio securities of the Acquired Fund that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about [      ], 2025, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business at 4:00 p.m. Eastern Time (the “Effective Time”) at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. State Street Bank and Trust Co., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause Ultimus, as its transfer agent to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMBFS, its transfer agent, to issue and deliver to the Secretary of the Northern Lights Trust a confirmation evidencing the number of each class of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request in order to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Northern Lights Trust and the Acquired Fund represent and warrant to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Northern Lights Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Northern Lights Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund’s shareholders, to perform its obligations under this Agreement.

(b) The Northern Lights Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended Agreement and Declaration of Trust of the Northern Lights Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”), and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, discharges of the Acquired Fund’s liabilities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the Northern Lights Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Northern Lights Trust, there are no deficiency assessments with respect to any Taxes of the Acquired Fund and no such deficiency assessments have been proposed with respect to the Acquired Fund in writing. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, and there are no outstanding securities convertible into any Acquired Fund Shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the Northern Lights Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Northern Lights Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Northern Lights

Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) ended or ending on or prior to the Closing Date. The Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC for its taxable year that ends on the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Northern Lights Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund’s shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, were at the time of their issuance true and correct in all material respects and contained no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder if those assets were sold on the Closing Date.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in subparagraphs (j), (p), (t), (u), and (v) of this paragraph 4.1.

(x) The due diligence materials of the Acquired Fund made available to the Acquiring Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letter from the IMST Trust to the Northern Light Trust dated June 19, 2025, and submitted to the IMST Trust on July 1, 2025, are true and correct in all material respects and contain no material misstatements or omissions.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the Northern Lights Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The IMST Trust, with respect to the Acquiring Fund, is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the IMST Trust with respect to the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The IMST Trust, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions contemplated herein.

(f) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. [The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.]

(g) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the IMST Trust with respect to the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(i) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund’s shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(j) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(l) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquiring Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquiring Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made for such Taxes in accordance with appropriate accounting principles. To the knowledge of the IMST Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the IMST Trust, there are no deficiency assessments with respect to any Taxes of the Acquiring Fund and no such deficiency assessments have been proposed with respect to the Acquiring Fund in writing. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquiring Fund (other than liens for Taxes not yet due and payable).

(m) The financial statements of the Acquiring Fund for the most recently completed fiscal year are in accordance with GAAP, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(n) Since the end of the Acquiring Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of material indebtedness, except as otherwise disclosed in writing to and accepted by the Acquired Fund. For the purposes of this subparagraph (n), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(o) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s Prospectus, except as previously disclosed in writing to the Acquired Fund.

(p) The IMST Trust has in effect an election to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquiring Fund is a fund that is treated as a corporation separate from each other series of the IMST Trust under Section 851(g) of the Code. The Acquiring Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquiring Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) ended prior to the Closing Date. The Acquiring Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC for its taxable year that includes the Closing Date. The Acquiring Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquiring Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The due diligence materials of the Acquiring Fund made available to the Acquired Fund, its Board of Trustees, officers, legal counsel and service providers in response to the letters from the Northern Light Trust to the IMST Trust dated June 11, 2025, and submitted to the Northern Lights Trust on June 19, 2025, are true and correct in all material respects and contain no material misstatements or omissions.

(r) No consideration other than Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Assumed Liabilities) will be issued in exchange for the Acquired Assets in the Reorganization.

(s) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2)) following the Reorganization.

(t) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in (i) a case under title 11 of the United States Code or (ii) a receivership, foreclosure or similar proceeding (as described in Section 368(a)(3)(A)).

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Northern Lights Trust as follows:

(a) The IMST Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

(b) The IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE NORTHERN LIGHTS TRUST. The Northern Lights Trust represents and warrants to the IMST Trust that the Northern Lights Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 and Rule 2a-5 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Northern Lights Trust will call a special meeting of the Acquired Fund’s shareholders to consider and act upon this Agreement and will take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Northern Lights Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this subparagraph) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation or to enforce the indemnification rights under this subparagraph) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Northern Lights Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Northern Lights Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Northern Lights Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

5.11 TAX DISTRIBUTIONS OF THE ACQUIRED FUND. The Acquired Fund shall have distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquired Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, that has accrued or been recognized, respectively, through the Closing Date such that for each taxable year ending on or prior to the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Fund liquidates), the Acquired Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending prior to the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

5.12 TAX DISTRIBUTIONS OF THE ACQUIRING FUND. The Acquiring Fund has distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquiring Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, such that, for each taxable year ended prior to the Closing Date, the Acquiring Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation ended before the Closing Date, the Acquiring Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ended prior to the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code.

5.13 SECTION 15(f) OF THE 1940 ACT. The Acquiring Fund and FPA shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the SEC thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Northern Lights Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with paragraph 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)       The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust of the IMST Trust.

(ii)       The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Agreement and Declaration of Trust.

(v)        The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Northern Lights Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The N-1A Registration Statement filed by the IMST Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to any distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by the Northern Lights Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Northern Lights Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Northern Lights Trust, dated as of the Closing Date, addressing the following points:

(i)        The Northern Lights Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Northern Lights Trust, and the Acquired Fund is a separate series of the Northern Lights Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

(ii)       The Northern Lights Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)      The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)      The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

(v)       No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Northern Lights Trust and the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)      To the knowledge of the President of the Northern Lights Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Northern Lights Trust or the Acquired Fund or any of their properties or assets or any person whom the Northern Lights Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Northern Lights Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund the documents and information described in paragraphs 5.5 and 5.9.

7.5 The Northern Lights Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the Northern Lights Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended Agreement and Declaration of Trust of the Northern Lights Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Northern Lights Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Northern Lights Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “Section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund’s taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; and

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement (“Reorganization Expenses”) will be borne by FPA (or any affiliate thereof) and Centerstone (or any affiliate thereof) as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Transition Services Agreement or otherwise agreed in writing. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Northern Lights Trust, counsel to the Independent Trustees of the Northern Lights Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (h) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein. Notwithstanding the foregoing, (i) to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization and (ii) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders. This paragraph 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1.

9.2 At the Closing, FPA (or any affiliate thereof) and Centerstone (or any affiliate thereof) shall pay the estimated Reorganization Expenses to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by FPA (or any affiliate thereof) and Centerstone (or any affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under paragraph 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Northern Lights Trust. In addition, either the IMST Trust or the Northern Lights Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Northern Lights Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY; SEVERABILITY; NOTICE

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Northern Lights Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended Agreement and Declaration of Trust of the Northern Lights Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Northern Lights Trust on behalf of the Acquired Fund and signed by authorized officers of the Northern Lights Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

13.7 Each of the IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and shall not otherwise be obligations or liabilities of the Northern Lights Trust or the IMST Trust, generally, and that no other series of the IMST Trust or the Northern Lights Trust shall be liable or have any obligation with respect thereto.

13.8 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Northern Lights Trust, on the Acquired Fund’s behalf, or the IMST Trust, on the Acquiring Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

13.9 If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

13.10            Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery, personal service or prepaid or certified mail addressed to:

Notice to the Acquired Fund or Northern Lights Trust:

Northern Lights Fund Trust III

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

Attention: Brian Curley

Email: bcurley@ultimusfundsolutions.com

Phone: 631-470-2720

Notice to the Acquiring Fund or IMST Trust:

Investment Managers Series Trust II

235 West Galena Street

Milwaukee, Wisconsin 53212

Attention: Diane Drake

Email: diane.drake@mfac-ca.com

Phone: 626-385-5777

Notice to FPA:

First Pacific Advisors, LP

2101 East El Segundo Blvd.

Suite 301

El Segundo, California 90245

Attention: David Brookman

Email: dbrookman@fpa.com

Phone: 310-996-5499

Notice to Centerstone:

Centerstone Investors, LLC

228 Park Avenue S

Suite 75938

New York, New York 10003

Attention: [   ]

Email: [   ]

Phone: [   ]

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Northern Lights Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUND TRUST III on behalf of the Acquired Fund		INVESTMENT MANAGERS SERIES TRUST III on behalf of the Acquiring Fund

By:		By:

Name:	Brian Curley	Name: Maureen Quill

Title:	President	Title: President

FIRST PACIFIC ADVISORS, LP solely with respect to Article IX		CENTERSTONE INVESTORS, LLC Solely with respect to Article IX

By: FPA GP, Inc.		By:
Its: General Partner
By::		Name:
Name: [David Brookman]
Title: [Director]		Title:

APPENDIX B –MORE INFORMATION ABOUT THE ACQUIRING FUND

The Acquiring Fund is referred to herein as the “Fund.”

FPA is referred to herein as the “Advisor.”

ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The Fund seeks to generate equity-like returns over the long-term, take less risk than the market and avoid permanent impairment of capital.

The Fund’s investment objective is not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

To pursue the Fund’s investment objective, the portfolio managers invest in both equity and debt securities of companies. The portfolio managers believe that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. The portfolio managers invest primarily in equity securities and the balance of the Fund’s portfolio in debt securities, cash, and cash equivalents. The Fund has no limit on the amount of assets it may invest in non-U.S. securities. The decision to invest in a non-U.S. security will be based on the portfolio managers’ fundamental security analysis. In addition, the Fund may sell securities short, and the portfolio managers may employ a short selling strategy for a portion of the Fund.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. The Fund may invest in a variety of equity securities, including common stocks, preferred stocks, convertible securities, rights, and warrants.

The portfolio managers look for large and small companies that they believe to have excellent future prospects that are undervalued by the securities markets. The portfolio managers believe that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The portfolio managers also search for companies that offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the portfolio managers may look for investments that trade at a substantial discount to the portfolio managers’ determination of the company’s value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The portfolio managers attempt to determine a company’s absolute value using fundamental security analysis, which they believe generally provides them with a thorough view of a company’s financial and business characteristics. As a part of their process, the portfolio managers may:

•	Review stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

•	Communicate directly with company management, suppliers, and customers.

•	Use their judgment to define the company’s future potential, financial strength, and competitive position.

The portfolio managers generally seek to sell an equity investment when they believe that the company’s value has been fully reflected in a higher valuation by the market or when a negative fundamental development occurs in the company or its industry that the portfolio managers believe could significantly impact future earnings growth.

A debt security is an interest-bearing security that companies or governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the debt security is due and payable). The Fund may invest in debt securities issued by companies, the U.S. government, and its agencies; mortgage-backed and asset-backed securities (i.e. securities that are backed by pools of loans or mortgages assembled for sale to investors); municipal notes and bonds; and commercial paper and certificates of deposit.

The portfolio managers invest in debt securities seeking to provide the Fund with a reliable and recurring stream of income, while seeking to preserve its capital. The Fund may also invest in debt securities rated below investment grade (“high yield bonds” or “junk bonds”). The Fund has the ability to invest up to 65% of its total assets in debt securities, although it will generally invest a greater percentage of its portfolio in equity securities than debt securities.

The portfolio managers select debt securities by using an approach that is similar to the approach they use to select equity securities and by trying to forecast current interest rate trends. The portfolio managers generally employ a defensive interest rate strategy, which means they seek to keep the average maturity of the debt-securities portion of the Fund to 10 years or less, by investing at different points along the yield curve. The portfolio managers also continually consider yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value at any given time.

The portfolio managers may engage in a strategy known as selling short. Selling a security short is when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund’s investment objective, the portfolio managers generally invest the Fund’s assets in common stocks and other securities of international and U.S. companies and debt securities, including but not limited to the following securities:

Equity Securities. Equity securities represent ownership shares in a company, and include securities that convey an interest in, may be converted into or give holders a right to purchase or otherwise acquire such ownership shares in a company.

Common Stock. Common stocks represent shares of ownership in a company. After other company obligations are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Ownership of common stock of a non-U.S. company may be represented by depositary receipts (which are certificates evidencing ownership of securities of a non-U.S. issuer).

Preferred Stock. Preferred stock is typically subordinated to an issuer’s senior debt, but senior to the issuer’s common stock. Typically, preferred stock is structured as a long-dated or perpetual bond that distributes income on a regular basis. Issuers are permitted to skip (“non-cumulative” preferred stock) or defer (“cumulative” preferred stock) distributions. Preferred stock may be convertible into common stock and may contain call or maturity extension features.

Warrants and Rights. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years). They have no voting rights, pay no dividends, and have no rights with respect to the assets of the entity issuing them. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, the Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer. Warrants and rights will expire if not exercised on or prior to the expiration date.

Non-U.S. Securities. The Fund may invest in securities of U.S.-dollar denominated non-U.S. issuers traded in the United States and in non-U.S. currency-denominated securities of non-U.S. issuers. For purposes of this prospectus, non-U.S. issuers are generally non-U.S. governments or companies either domiciled outside the U.S. or traded on non-U.S. exchanges, but the portfolio managers may make a different designation in certain circumstances. The non-U.S. issuers that the Fund may invest in include issuers with significant exposure to countries with developing economies and/or markets.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers’ acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

U.S. Government Securities. The U.S. government sector includes fixed-income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as collateralized mortgage obligations (“CMOs”), CMBS, RMBS and single- and multi-class pass- through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables, or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund’s portfolio invested in various types of asset-backed securities will depend on many factors, including the portfolio managers’ appraisal of the economy, yield, credit quality, macroeconomic factors, and capital appreciation potential, among others. To the extent the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting the type of asset- backed security.

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by non-U.S. corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or “call” the security before its maturity.

Temporary Investments and Other Measures. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its total assets in short-term investments, including cash or cash equivalents, corporate debt, or direct or indirect U.S. and non-U.S. government and agency obligations, money market instruments, bank obligations, commercial paper, corporate notes and repurchase agreements. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund’s primary investments when the managers believe it is advisable to do so, during periods of significant shareholder redemptions or when adverse or unusual market, economic, political, or other conditions exist. The Fund may take such portfolio positions for as long a period as deemed necessary. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. However, there can be no guarantee that a defensive strategy will be successful. Investing defensively may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing U.S. dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

The Fund’s emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices, and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of purchase. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the “SAI”) for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

ADDITIONAL INFORMATION ABOUT THE PRINCIPAL RISKS

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Advisor. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Risks Associated with Investing in Equities. Equity securities, generally common stocks, preferred stocks and/or depositary receipts held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds, and other debt instruments in a company’s capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates, including rates that fall below zero, are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Any such change in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Fund’s investments. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed income securities. When interest rates rise from a low level, fixed income securities markets may experience lower prices, increased volatility, and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by the portfolio managers. The Fund may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. During periods of increasing interest rates the Fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.

ARM Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs’ market value. Most ARMs have annual reset limits or “caps.” Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities have more risk with respect to the issuer’s ability to pay interest and repay principal when due, and therefore involve a greater risk of default or nonpayment. Credit risk of a security may change over time. Ratings agencies periodically review certain securities and may downgrade a security that is held by the Fund. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer’s credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies. The prices of securities of smaller-cap and mid-cap companies tend to fluctuate more widely than those of larger, more established companies. Smaller-cap and mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller- or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non U.S. Securities. Non-U.S. investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

Certain of the risks noted below may also apply to securities of U.S. issuers with significant non-U.S. operations. Investments in non-U.S. securities involve the following risks:

•	The economies of some non-U.S. markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or non-U.S. capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

•	Governmental actions—such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes—may adversely affect investments in non-U.S. markets. Such governments may also participate to a significant degree, through ownership or regulation, in their respective economies.

•	The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell non-U.S. securities or transfer its assets or income back to the U.S. or otherwise adversely affect the Fund’s operations.

•	Other non-U.S. market risks include foreign exchange controls, difficulties in pricing securities, defaults on non-U.S. government securities, difficulties in enforcing favorable legal judgments in non-U.S. courts, and political and social instability. Legal remedies available to investors in some non-U.S. countries are less extensive than those available to investors in the U.S. Many non-U.S. governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could adversely affect the Fund’s non-U.S. holdings or exposures.

•	Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the portfolio managers to completely and accurately determine a company’s financial condition or otherwise assess a company’s creditworthiness.

•	Because there may be fewer investors on non-U.S. exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of non-U.S. securities may be more volatile than prices of securities traded in the U.S.

•	Non-U.S. markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed, and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment or reduce its exposure because of these delays.

•	Changes in currency exchange rates will affect the value of the Fund’s non-U.S. holdings or exposures.

•	The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid directly or indirectly by the Fund.

•	International trade barriers or economic sanctions against non-U.S. countries may adversely affect the Fund’s non-U.S. holdings or exposures. Since January 20, 2025, the current U.S. administration has pursued an aggressive foreign policy agenda, including the imposition of tariffs, which may have unforeseen consequences on the United States’ relations with foreign countries, the economy, and markets generally. In addition, the current administration has sought to reduce the size of the U.S. government by, for example, reducing the headcount of and freezing funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These, as well as other potential effects which are not currently known, may have a negative impact on the Fund or on markets generally.

•	Global economies are increasingly interconnected, which increases the possibilities that conditions in one country region or financial market may adversely impact a different country, region, or financial market.

The severity or duration of these conditions may be affected if one or more countries leave the European Union or the euro currency or if other policy changes are made by governments or quasi- governmental organizations.

The Fund may invest in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Global Depositary Notes (“GDNs”), which are certificates evidencing ownership of securities of a non-U.S. issuer. Depositary receipts may be sponsored by the non-U.S. issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in non-U.S. securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investing in Emerging Markets. In investing the Fund’s assets, the portfolio managers focus on countries with established rules of law and political systems that allow for transparent and unbiased enforcement of those laws, although there can be no assurance that the Fund’s assets will in all cases be invested in countries that offer such protections, and such investments may be subject to heightened risk. The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social, and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Emerging markets may have less established legal, accounting, and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Companies in emerging markets may also be subject to less stringent standards on disclosure, accounting and financial reporting, and record keeping, which may affect the Fund’s ability to evaluate potential and current investments. In addition, their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks , and investor protection regimes may be more limited. For example, it may be more difficult for shareholders to bring derivative litigation or for U.S. regulators to bring enforcement actions against issuers in emerging markets. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Short Selling. The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. These losses are theoretically unlimited. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Risks Associated with Value Investing. Value stocks, including those selected by the portfolio managers for the Fund, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Fund’s value discipline may result in a portfolio of securities that differs materially from its illustrative indices.

Securities selected by the portfolio managers using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio managers consider to be the true business value or because the portfolio managers have misjudged those values. There may be periods during which the investment performance of the Fund suffers while using a value strategy.

Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, non-U.S. securities, derivatives, or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments under certain circumstances. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Investments in illiquid derivatives may create the potential for the Fund to face ongoing margin and settlement payment obligations thereunder. Furthermore, reduced number and capacity of dealers and other counterparties to “make markets” in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund’s investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund’s performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility. Liquidity risk may intensify during periods of economic uncertainty.

OTC Investments Risk. Securities and derivatives traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

U.S. Government Securities Risk. Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes, or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities, including CMBS and RMBS, are subject to prepayment risk and can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tend to extend the expected maturity of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, if the Fund holds mortgage- related securities, rising interest rates may cause the Fund to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline, borrowers may pay their mortgages sooner than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield.

Mortgage-related securities may be either pass-through securities or CMOs. Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only (“IOs”) or principal- only (“POs”). These securities are frequently referred to as “stripped securities” and are subject to interest rate risks described above. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, including CMBS and RMBS, and in particular those not backed by a government guarantee, are subject to credit risk, i.e., the likelihood that an issuer will default on the payment of principal and/or interest on a security. CMBS and RMBS investments that are backed by mortgages given to borrowers considered to be higher risk borrowers generally include one or more aggressive mortgage terms, such as a high loan-to-value ratio. Such mortgages carry a higher degree of credit risk than other loans, and, therefore, a higher probability of default.

The Fund may invest in CDOs, which include collateralized loan obligations (“CLOs”), collateralized bond obligations (“CBOs”), and other similarly structured securities. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with credit-related securities discussed elsewhere in the prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Investments in CDOs are also more difficult to value than other investments. In addition, although not required, valuations of Fund holdings are ordinarily verified via a second pricing source. However, second source pricing may not be available with respect to certain CDOs in which the Fund invests as a result of a lack of readily available market quotations. In addition, there may be delays in the Fund’s ability to invest in CDOs at desired levels as a result of the increased time necessary for the Advisor to resolve valuation and operational issues necessary to make these investments.

The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.

Risks Associated with Investing in High Yield Securities. High yield bonds, sometimes called “junk” bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the portfolio managers’ credit analysis of these securities than with respect to the Fund’s investments in higher-rated securities. The portfolio managers do not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on the portfolio manager’s evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment- grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence the price and liquidity of high yield securities more than changes in interest rates when compared to investment grade debt securities. Lower- rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New and proposed laws and regulations could negatively impact the market for high-yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Risks Associated with Investing in Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a non-U.S. sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer. In the event of a default by such an issuer, there may be few or no effective legal remedies for collecting on such debt.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation’s common stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short- term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions of Fund shares by a large investor may negatively affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance. Moreover, there can be no assurance that all of the Advisor’s personnel will continue to be associated with the Advisor for any length of time. The loss of services of one or more key employees of the Advisor, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. In addition, the Fund and its service providers are subject to potential operational and information security risks from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events and may include, among other events, the stealing or corrupting of data maintained online or digitally, denial of service attacks on websites, the unauthorized release or misuse of confidential information or various other forms of cyber-attacks. Cyber-security breaches affecting the Fund or the Advisor, custodian, transfer agent, intermediaries, trading counterparties or other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, result in violations of applicable privacy and other laws, subject the Fund to regulatory fines, cause the Fund and its shareholders to experience financial losses, or cause reputational damage and/or otherwise disrupt normal business operations. The Fund may also incur additional costs for cyber security risk management purposes. The Fund has established business continuity plans and risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks and disruptions in services, but there are inherent limitations in these plans and systems. For example, the nature of malicious cyber-attacks is becoming increasingly sophisticated; the Fund cannot control the cyber-security systems of issuers or third-party service providers; and certain current risks may not have been identified and additional unknown threats may emerge in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. For example, in recent years the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the COVID-19 pandemic and inflation have resulted in extreme volatility in the global economy and in global financial markets. In addition, military conflicts and wars have caused and could continue to cause market disruptions in the regions and globally.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets may not work as intended, and have resulted in a large expansion of government deficits and debt, the long-term consequences of which are not known. In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES

As a secondary matter, the Fund may invest in a wide range of other investments, including futures and other derivatives. The Fund may also employ investment practices that are not principal investment strategies and that this prospectus does not describe. For more information concerning the Fund’s investment practices and its risks, see the SAI.

Derivatives. The Fund may invest in derivatives, a category of investments that includes forward non-U.S. currency exchange contracts, futures, options, and swaps to protect its investments against changes resulting from market conditions or currency changes (a practice called “hedging”), to reduce transaction costs or to manage cash flows. Forward non-U.S. currency exchange contracts, futures and options are called derivatives because their value is derived from an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. There are various factors that affect the Fund’s ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. In addition, derivatives can be volatile and involve significant risks, including counterparty risk (the risk that the other party to a contract defaults or refuses to honor the obligation), leverage risk (the risk that some derivatives entail embedded leverage magnifying losses), market risk (the risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures), operational risk (the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error), legal risk (the risk related to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract) and liquidity risk (the risk that the derivative will be difficult to sell or close out at a favorable time or price). Changes in regulations relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives and adversely affect the value or performance of derivatives and the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. For instructions on how to obtain an SAI, please refer to the back cover of this prospectus.

MANAGEMENT OF THE FUND

Investment Advisor

First Pacific Advisors, LP is the Fund’s investment advisor. Together with its predecessor organizations, the Advisor has been in the investment advisory business since 1954 and has served as the Fund’s investment advisor since March 1, 1996. As of December 31, 2024, the Advisor manages assets of approximately $26.6 billion and serves as the investment advisor for other investment companies, as well as institutional, sub-advised, and private fund accounts. The Advisor is headquartered at 2101 E. El Segundo Boulevard., Suite 301, El Segundo, California 90245. The portfolio managers, who are affiliated with the Advisor, select investments for the Fund.

The total management fee rate paid by the Fund, as a percentage of average daily net assets, for the previous fiscal year was 0.91%. The current management fee rate paid by the Institutional and Investor Class shares is 1.00%, which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.07%. The current management fee rate paid by Supra Institutional Class shares is 0.94%, which includes both the advisory fee of 0.93% and a class-specific administrative service fee of 0.01%.

In addition, the Advisor has contractually agreed to reimburse the Fund for operating expenses in excess of 0.05% of the average net assets of the Institutional Class and Supra Institutional Class shares of the Fund, and in excess of 0.15% of the average net assets of the Investor Class shares of the Fund, excluding management fees, administrative service fees, short sale dividend expenses and interest expenses on cash deposits relating to short sales, brokerage fees and commissions, redemption liquidity service expenses, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business, for a period of two years from the date of the Reorganization which is expected to occur on [ ], 2025.

The Advisor has also contractually agreed to reimburse the Fund for redemption liquidity service expenses in excess of 0.0044% of the average net assets of the Investor Class, Institutional Class and Supra Institutional Class shares of the Fund for a period of two years from the date of the Reorganization which is expected to occur on [ ], 2025. These agreements may only be terminated earlier by the Board or upon termination of the Advisory Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s Form N-CSR for the fiscal period ended June 30, 2024.

“Management Fees” in the Annual Fund Operating Expenses table in this prospectus include the advisory fee and fees for administrative services provided by the Advisor. Under a separate agreement effective September 4, 2020, approved by the Board, administrative services are provided by the Advisor to provide non-distribution services to Fund shareholders and their advisors either directly or by assisting third parties. These services include providing in-depth information on the Fund and market developments that impact Fund investments, communicating with shareholders about their holdings of shares; answering shareholder inquiries regarding account status and the procedures for the purchase and redemption of shares; providing account balances; providing communications from the fund and its portfolio managers and officers; detailed Fund analytics, and; such other matters as may reasonably be requested by advisers or other intermediaries to assist them in their provision of service to shareholders of the Fund. Administrative services also include, but are not limited to, coordinating, monitoring, and overseeing third parties that provide services to Fund shareholders. The Administrative Services Agreement between the Fund and the Advisor provides the Fund the ability to charge an administrative services fee of up to 0.07%, depending on the share class. The Fund’s Advisor receives an administrative services fee at the annual rate of 0.07% of the average daily net assets of the Fund attributable to both the Institutional Class and Investor Class shares, for its provision of administrative services. The Fund’s Advisor receives an administrative services fee at the annual rate of 0.01% of the average daily net assets of the Fund attributable to the Supra Institutional Class shares, for its provision of administrative services

Portfolio Managers

Steven Romick has been a Portfolio Manager of the Fund since the Fund’s inception on June 2, 1993, a Managing Partner of the Advisor since January 2010, and he was a Trustee of the Fund from 2002 to 2023.

Mark Landecker has been a Portfolio Manager of the Fund since June 2, 2013. Mr. Landecker is currently a Partner of the Advisor since December 2013. Mr. Landecker was a Managing Director from January 2013 to December 2013 and a Vice President from 2009 to 2012 of the Advisor.

Brian Selmo has been a Portfolio Manager since June 2, 2013. Mr. Selmo is currently a Partner of the Advisor since December 2013. Mr. Selmo was a Managing Director from January 2013 to December 2013 and a Vice President from 2008 to 2012 of the Advisor.

Messrs. Romick, Landecker and Selmo are primarily responsible for the day-to-day management of the Fund’s portfolio.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund.

ReFlow Liquidity Program

The Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. Following purchases of fund shares, ReFlow then generally redeems those shares when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow (currently 8 days) or at other times at ReFlow’s discretion. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares, calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the value of the fund shares purchased by ReFlow, although the fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of fund shareholders. This fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares through the liquidity program are made on an investment-blind basis without regard to the fund’s objective, policies, or anticipated performance. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of a fund. ReFlow will purchase Institutional Class shares of the Fund at net asset value and will not be subject to any investment minimum applicable to such shares. ReFlow will periodically redeem its entire share position in the Fund and request that such redemption be met in kind in accordance with the Fund’s redemption in-kind policies described under “Other Shareholder Services” below. The Fund will not recognize gain or loss for U.S. federal income tax purposes on in-kind redemptions with ReFlow. The Fund’s Board of Trustees has approved the Fund’s use of the ReFlow program.

The Advisor believes that the program may assist in stabilizing the Fund’s net assets, to the benefit of the Fund and its shareholders, although there is no guarantee that the program will do so. To the extent the Fund’s net assets do not decline, the Advisor may also benefit.

INVESTING WITH THE FUND

Purchase and Investment Minimums – Investor and Institutional Shares

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. Investors can obtain an Account Application for initial investment. The minimum initial investment is $1,500 for the Institutional and Investor Class Shares, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100 . However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Advisor and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Purchase and Investment Minimums – Supra Institutional Shares

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment in the Supra Institutional Class is generally $100,000,000, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. Certain financial intermediaries may be permitted to accumulate the Supra Institutional Class shares over which they have investment discretion and/or held in certain omnibus accounts to reach the minimum. Such intermediaries may also be eligible to invest in the Supra Institutional Class if the accumulated shares over which they have investment discretion total at least $50,000,000 and the officers of the Fund reasonably believe that the financial intermediary will increase those accumulated shares to at least $100,000,000 over the subsequent 12 months. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Share Price

Net Asset Value. The offering price of each class of the Fund’s shares is the net asset value (“NAV”) of that class, as of the close of trading on the NYSE, every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Non-U.S. securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day, as described in greater detail below. Orders received by UMB Fund Services, Inc. at the Fund’s P.O. Box address are priced based upon the Fund’s share price at the close of trading on the day received at the P.O. Box.

The value of an instrument is either the market value, if quotes are readily available (defined below), or the fair value as determined in good faith by the Board, or its designee. The Board has designated the Advisor as valuation designee (the “Valuation Designee”) to perform the fair value determinations relating to all Fund investments pursuant to the valuation procedures of the Fund and the Valuation Designee (the “Valuation Procedures”). Pursuant to Rule 2a-5 under the 1940 Act, a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. As a result, any security valued using inputs other than Level 1 inputs under U.S. GAAP (unless an SEC staff no-action position is available providing an exception from the readily available market quotation requirement) is deemed to be a fair value.

The Valuation Designee uses various methods and inputs to establish the value of its investments, other assets, and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve. Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, or if an equity security is unlisted, such equity securities are generally valued at the last available bid price. Fixed income securities are valued at the last reported sales price, if available and if the security is actively traded. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Currency forwards are valued at the closing currency exchange rate which is typically not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

The Valuation Designee will assess the availability of market quotations each day and may determine that a market quotation for a security is not available (such as when the market for a security is closed) or is unreliable (such as when transactions in a security are infrequent, the validity of quotations appears questionable, there is a thin market, or the size of the reported trades is not considered representative of the Fund’s holdings). If such a determination is made, the Valuation Designee will fair value the security in accordance with the Valuation Procedures or override the security’s price. For example, if trading in a security has been halted, suspended or otherwise materially restricted; a security has been de-listed from a national exchange; a security has not been traded for an extended period of time; there is other data that may call into question the reliability of market quotations; or if events occur between the close of markets outside the United States and the close of regular trading on the NYSE that, in the opinion of the Valuation Designee, materially affect the value of any of the Fund’s securities that trade principally in those international markets, those securities will be valued in accordance with the Valuation Procedures. Various inputs may be reviewed in order to determine a fair valuation of a security. These inputs include, but are not limited to: fundamental analytical data relating to the investment, including the Valuation Designee’s analysis of the fundamental position of the issuer; the most recent closing market prices, including “after hours” trading; the type of security or asset; financial statements of the issuer; the cost of the security or asset at the date of purchase; the size of the holding; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; related corporate actions; significant events occurring after the close of trading in the security; changes in overall market conditions, including interest rates; reports prepared by internal or external analysts, third party pricing consultants and/or industry experts; values of baskets of securities traded on other markets, exchanges or among dealers; and other factors that the Valuation Designee reasonably believes to be relevant under the circumstances.

Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of the Valuation Procedures is intended to result in more appropriate net asset values.

Additional fair value procedures are followed to address issues related to Fund holdings outside the United States. Non-U.S. securities held by the Fund trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Fund’s net asset value is next determined) which affect the value of these portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, significant price changes in other markets. The Valuation Designee may utilize an independent fair valuation service in adjusting the valuations of non-U.S. securities. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

HOW TO BUY FUND SHARES

Investors may purchase shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or 235 West Galena Street, Milwaukee, Wisconsin 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $1,500 for the Institutional and Investor Class Shares, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. The minimum initial investment in the Supra Institutional Class is generally $100,000,000, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. Certain financial intermediaries may be permitted to accumulate the Supra Institutional Class shares over which they have investment discretion and/or held in certain omnibus accounts to reach the minimum. Such intermediaries may also be eligible to invest in the Supra Institutional Class if the accumulated shares over which they have investment discretion total at least $50,000,000 and the officers of the Fund reasonably believe that the financial intermediary will increase those accumulated shares to at least $100,000,000 over the subsequent 12 months. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Advisor and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Subsequent investments can be made directly to UMB Fund Services, Inc.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity of you or your beneficial owners after your account is established, the Fund, the Fund’s distributor, and the Fund’s transfer agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.

HOW TO REDEEM YOUR SHARES

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge any or all of your shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about applicable procedures for selling shares.

The amount of time for a redeeming shareholder to receive redemption proceeds will vary based on the method of payment elected (i.e., ACH, wire, check). Redemption proceeds by check will generally be mailed to you within three to seven business days after UMB Fund Services, Inc., receives a properly completed redemption request; and redemption proceeds by ACH or wire will generally be sent to you within one to three business days after UMB Fund Services, Inc., receives a properly completed redemption request (as described below under “Written Requests” and “Telephone Transactions”). Generally, your redemption request cannot be processed on days the NYSE is closed. If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemption proceeds are normally paid in cash; however, subject to the limits described below in “In-Kind Transactions,” the Fund reserves the right to make payment for redeemed shares wholly or in part by giving the redeeming shareholder portfolio securities. For cash redemptions, under normal market conditions, the Fund typically expects to meet such redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio securities. In addition, for temporary or emergency purposes, the Fund may borrow to meet redemption requests.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

The Fund’s transfer agent, consistent with relevant regulatory guidance or court rulings, may place a temporary hold on the payment of redemption proceeds from an account if the transfer agent reasonably believes that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older, or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect their own interests.

Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is made payable to someone other than the registered shareholder, being sent to somewhere other than the registered address or being sent to the address of record if that address of record has been changed within the past 30 days.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, business licenses, partnership agreements or trust documents may be required for sales by corporations, partnerships, trusts, fiduciaries, executors, or administrators.

Telephone Transactions. You must elect the option on the Account Application to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Escheatment. If your account is deemed “abandoned” or “unclaimed” under state law, the Fund may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated Fund shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. Escheatment rules vary considerably by state. Please check your state’s unclaimed or abandoned property department website for specific information. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active, and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund, the Fund’s transfer agent, the Fund’s distributor nor the Advisor or its affiliates will be liable to shareholders or their representatives for good faith compliance with state escheatment laws. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares”). Irrespective of these exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

HOW TO EXCHANGE YOUR SHARES

You can add to an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of other FPA Funds, namely FPA Flexible Fixed Income Fund, FPA New Income Fund, FPA Queens Road Small Cap Value Fund, and FPA Queens Road Value Fund, which are offered in separate prospectuses.

The Fund can change or discontinue the right to exchange Fund shares into the FPA Flexible Fixed Income Fund, FPA New Income Fund, FPA Queens Road Small Cap Value Fund, and FPA Queens Road Value Fund upon 60 days’ notice to shareholders.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are effected at the share price next determined after receipt of a proper request (as described above under “Written Requests”) by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as a sale of shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•	You are limited to four exchanges in one account during any calendar year;

•	Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•	An exchange is subject to the same initial investment minimums required for each particular FPA Fund and, at a minimum, requires the purchase of shares with a value of at least $1,000; and

•	Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please visit https://fpa.com/funds or contact a dealer or Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Converting Shares

You may be eligible for share conversion between the Institutional Class or Investor Class shares of the Fund, subject to the discretion of the Fund to permit or reject such a conversion. If you hold Institutional Class or Investor Class shares and are eligible to purchase Supra Institutional Class shares, which are offered under a separate prospectus, you may be eligible to convert your Institutional Class or Investor Class shares to Supra Institutional Class shares of the Fund, subject to the discretion of the Fund to permit or reject such a conversion. Please contact your financial intermediary, UMB Fund Services, Inc., or the Fund for information related to share class conversions.

If an account no longer meets the eligibility requirements for investing in Supra Institutional Class shares, as set forth in the section titled “Investing with the Fund—Purchase and Investment Minimums,” the Fund may, in its discretion automatically convert the shares in the account to Institutional Class shares. The Fund will provide written notice before any such automatic share class conversion occurs.

A conversion between share classes of the Fund is generally expected to be a nontaxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAVs of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAV. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

OTHER SHAREHOLDER SERVICES

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds shares. You will receive a statement showing account activity after each transaction. Stock certificates will not be issued.

In-Kind Transactions. Subject to procedures adopted by the Fund’s Board and at the Fund’s sole discretion, you may pay for shares of the Fund with securities instead of cash. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund’s Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. The Fund may also use redemptions in-kind for certain Fund shares redeemed by ReFlow. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

Pre-authorized Investment Plan (Investor Class and Institutional Class Shares). You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan account and/or an IRA can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. Investments can be made directly to UMB Fund Services, Inc., and no minimum investment amount is imposed for subsequent investments in retirement plans. UMB Fund Services, Inc. currently charges an annual account maintenance fee of $15 on retirement accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. Please note that financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

You should consult your tax adviser about the implications of investing in Fund shares through a retirement account. Persons with earned income ineligible for deductible contributions generally may make non- deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees, and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual, or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will generally recognize any taxable gains or losses on the withdrawals.

Shareholder Servicing Arrangements and Shareholder Service Fees. Brokers, dealers, banks, trust companies and other financial representatives (each, a “Service Organization”) may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how Service Organizations may be compensated.

For providing certain services to their clients, a Service Organization may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the Service Organization. These non-distribution administrative and support services may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, forwarding communications from the Fund, providing sub- accounting with respect to Fund shares, and other similar services. In addition, your Service Organization may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. You Service Organization should provide you with a schedule of its fees and services.

Pursuant to the Shareholder Service Plan adopted by the Board, on behalf of the Fund, the Fund may pay a fee at an annual rate of up to 0.10%, 0.25% and 0.10% of its average daily net assets attributable to Institutional Class, Investor Class and Supra Institutional Class shares, respectively, to Service Organizations. The Fund does not pay these service fees on shares purchased directly. In addition, the Advisor may, at its own expense, pay financial representatives and/or shareholder servicing agents for these services.

Distribution Services, LLC, the Fund’s principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer’s transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Advisor may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Advisor may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

DISTRIBUTION AND TAXES

Distributions

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, “distributions”). The Fund distributes any distributions at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at the address and phone number located on the back cover page of this Prospectus. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

Taxes

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free, but may be taxable upon later distribution from such accounts.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain non-U.S. currency transactions (i.e., “dividends”) are generally taxed as ordinary income. The Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain non-U.S. corporations with respect to which the Fund satisfies certain holding period and other restrictions) are subject to federal income tax for individual and certain other non- corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of their shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 24% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service (“Service”) tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).

The amounts of the Fund’s distributions are driven by federal tax requirements. The Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder’s basis in shares acquired after December 31, 2011 (“Covered Shares”), will be determined in accordance with the Fund’s default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

APPENDIX C – SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of each class of shares of the Acquiring Fund and each class of shares of the Acquired Fund, and the fees and expenses of each class of shares of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “Comparison Fee Tables and Examples” section of the Proxy Statement.

The Acquiring Fund and the Acquired Fund have similar, but not identical, principal investment strategies. FPA expects to reposition the majority of the portfolio holdings received from the Acquired Fund shortly after the Reorganization to align the portfolio with the Acquiring Fund’s strategies. Transaction costs incurred will be borne by the Acquiring Fund. A schedule of investments of the Acquired Fund modified to show the effects of the change as of June 30, 2025, is included below.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

CENTERSTONE INVESTORS FUND

SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

Shares		Fair Value
	COMMON STOCKS — 73.6%
	Canada - 5.6%
10,812	Franco-Nevada Corporation ϯ	$1,772,303
34,816	Quebecor, Inc., Class B ϯ	1,059,476
28,702	TC Energy Corporation(b) ϯ	1,400,848
		4,232,627
	Cayman Islands - 2.2%
3,421	Baidu, Inc. - ADR(a)	293,385
20,801	Tencent Holdings Ltd. – ADR	1,341,664
		1,635,049
	Denmark - 1.4%
37,810	ISS A/S ϯ	1,054,261

	France - 13.4%
1,654	Air Liquide S.A. ϯ	341,203
17,280	BNP Paribas S.A. ϯ	1,553,368
120,463	Credit Agricole S.A. ϯ	2,279,432
37,580	Edenred S.E. (b) ϯ	1,163,696
4,289	Remy Cointreau S.A. ϯ	218,845
7,104	Schneider Electric S.E. ϯ	1,889,380
14,120	Sodexo S.A.	868,155
8,742	Vinci S.A. ϯ	1,288,132
107,550	Worldline S.A.(a),(b) ϯ	454,142
		10,056,355
	Hong Kong - 2.9%
41,009	Hong Kong Exchanges & Clearing Ltd. ϯ	2,187,854

	Ireland - 1.1%
29,604	Ryanair Holdings plc ϯ	837,560

	Israel - 2.2%
242,782	ICL Group Ltd. ϯ	1,664,391

	Japan - 5.5%
54,894	FANUC Corporation ϯ	1,501,648
26,436	Nagaileben Company Ltd. ϯ	393,888
10,746	Shimano, Inc. ϯ	1,559,711
39,937	Shiseido Company Ltd. (b)	713,586
		4,168,833
	Luxembourg - 2.8%
29,429	Eurofins Scientific S.E.	2,095,040

	Mexico - 2.7%
714,211	Megacable Holdings S.A.B. de C.V. (b)	1,998,275

Shares		Fair Value
	COMMON STOCKS — 73.6% (Continued)

	Netherlands - 1.3%
5,781	Heineken N.V.	$504,016
9,254	Koninklijke Vopak N.V. (b) ϯ	460,193
		964,209

	Singapore - 3.5%
69,905	Oversea-Chinese Banking Corporation Ltd. ϯ	896,669
151,200	Singapore Exchange Ltd. ϯ	1,769,395
		2,666,064

	Spain - 5.1%
328,800	Banco Santander S.A. ϯ	2,721,411
34,443	Cia de Distribucion Integral Logista Holdings S.A. ϯ	1,127,815
		3,849,226

	Sweden - 3.1%
19,255	Loomis A.B. ϯ	809,263
86,400	Skandinaviska Enskilda Banken A.B. ϯ	1,507,860
		2,317,123

	Switzerland - 2.9%
688	Barry Callebaut A.G. (b) ϯ	749,221
14,400	Nestle S.A.	1,430,744
		2,179,965

	United States - 17.9%
2,632	Carlisle Companies, Inc. ϯ	982,789
8,920	CarMax, Inc.(a)	599,513
7,680	Chevron Corporation ϯ	1,099,699
2,147	Corpay, Inc.(a) ϯ	712,418
11,346	Dollar General Corporation ϯ	1,297,755
10,533	Emerson Electric Company ϯ	1,404,365
30,397	Envista Holdings Corporation(a) ϯ	593,957
9,914	Henry Schein, Inc.(a) ϯ	724,218
2,142	McDonald’s Corporation ϯ	625,828
8,355	O’Reilly Automotive, Inc.(a) ϯ	753,036
5,154	Ross Stores, Inc. ϯ	657,547
7,357	Scotts Miracle-Gro Company (The) ϯ	485,268
6,870	Southern Copper Corporation	695,073
3,000	Tesla, Inc.(a) ϯ	952,980
9,840	Walt Disney Company (The) ϯ	1,220,258
669	WW Grainger, Inc. ϯ	695,921
		13,500,625

	TOTAL COMMON STOCKS (Cost $43,159,354)	$55,407,457

Shares		Fair Value

	EXCHANGE-TRADED FUNDS — 6.3%
	United States - 6.3%
15,495	SPDR Gold Shares(a) ϯ	4,723,341
	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,916,112)	4,723,341

	SHORT-TERM INVESTMENTS — 20.7%

	COLLATERAL FOR SECURITIES LOANED – 0.9%±
731,170	State Street Navigator Securities Lending Government Money Market Portfolio, 4.35% (Cost $731,170)(c),(d)	731,170

	MONEY MARKET FUNDS – 19.8%
14,920,165	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.19% (Cost $14,920,165) (d)	14,920,165
	TOTAL SHORT-TERM INVESTMENTS (Cost $15,651,335)	15,651,335

	TOTAL INVESTMENTS – 100.6% (Cost $59,995,631)	$75,782,133

	LIABILITES IN EXCESS OF OTHER ASSETS – (0.6%)	(481,905)

	NET ASSETS - 100.0%	$75,300,228

A.B.	Aktiebolag
ADR	American Depositary Receipt
A/S	Anonim Sirketi
Ltd.	Limited Company
N.V.	Naamioze Vennootschap
PLC	Public Limited Company
S.E.	Société Européene
SPDR	Standard & Poor’s Depositary Receipt

(a)      Non-income producing security.

(b)      Security, or a portion of the security, is out on loan at June 30, 2025. Total loaned securities had a value of $4,040,284 at June 30, 2025

(c)      The loaned securities were secured with short-term investment cash collateral of $731,170 and non cash collateral of $3,487,347. The non-cash collateral consists of U.S. treasury notes, Government National Mortgage Association agency bonds, and U.S. treasury inflation indexed bonds held at the Fund’s securities lending agent. The Fund cannot pledge or resell the collateral.

(d)      Rate disclosed is the seven-day effective yield as of June 30, 2025.

Ϯ Security is expected to be disposed of after the Reorganization.

±Securities lending is expected to be terminated before the Reorganization.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION TRANSACTION INVOLVING

Centerstone Investors Fund

a series of Northern Lights Fund Trust III

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-314-9006

INTO

FPA Crescent Fund

a series of Investment Managers Series Trust III

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-800-638-3060

This Statement of Additional Information (“SAI”) of Investment Managers Series Trust III (“IMST III”), a Delaware statutory trust, is being furnished in connection with the reorganization of the Centerstone Investors Fund, a series of Northern Lights Fund Trust II (the “Acquired Fund”) into the FPA Crescent Fund, a series of IMST III, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [ ], 2025 (the “Proxy Statement”) for the Special Meeting of Shareholders of the Acquired Fund to be held at the offices of Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, on October [ ], 2025, at 10:00 a.m. Eastern time. This SAI is not a prospectus. Copies of the Proxy Statement may be obtained at no charge by writing to the Acquired Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-877-314-9006, or by writing to the Acquiring Fund at 235 W. Galena Street, Milwaukee, Wisconsin 53212 or by calling toll free 1-800-638-3060.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission (the “SEC”) and will be sent to any shareholder requesting this SAI:

●	The Acquired Fund’s Prospectus and Statement of Additional Information each dated August 1, 2025, as filed with the SEC on July 28, 2025 (Accession No. 0001580642-25-004521);

●	The Acquired Fund’s Annual Report and Annual Financial Statements for the fiscal year ended March 31, 2025, included in the Acquired Fund’s report on Form N-CSR as filed with the SEC on June 9, 2025 (Accession No. 0001580642-25-003591);

●	The Acquiring Fund’s Prospectus and Statement of Additional Information each dated April 30, 2025, as filed with the SEC on April 30, 2025 (Accession No. 0001104659-25-042405); and

●	The Acquiring Fund’s Annual Report and Annual Financial Statements for the fiscal year ended December 31, 2024, included in the Acquiring Fund’s report on Form N-CSR as filed with the SEC on March 10, 2025 (Accession No. 0001398344-25-005261).

The date of this SAI is [   ], 2025.

PART C: OTHER INFORMATION

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

ITEM 16.	EXHIBITS

(1)	Charter Documents:

(1)(a)	Agreement and Declaration of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on July 13, 1998.

(1)(b)	Amendment No. 1 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(1)(i) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement on Form N-1A filed with the Commission on November 19, 2024.

(1)(c)	Amendment No. 2 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(1)(ii) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement on Form N-1A filed with the Commission on November 19, 2024.

(1)(d)	Amendment No. 3 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(1)(iii) to Post-Effective Amendment No. 127 to Registrant’s Registration Statement on Form N-1A filed with the Commission on November 19, 2024.

(1)(e)	Amendment No. 4 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(1)(i) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(1)(f)	Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(1)(g)	Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(1)(h)	Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2003.

(1)(i)	Certificate of Amendment to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(2)	By-Laws:

(2)(a)	By-Laws are incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(2)(b)	Amendment to By-Laws dated December 10, 1998, is incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed with the Commission on February 8, 1999.

(2)(c)	Amendment to By-Laws dated February 6, 2006, is incorporated herein by reference to Post-Effective Amendment No. 55 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2006.

(2)(d)	Amendment to By-Laws dated August 7, 2006, is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2007.

(2)(e)	Amendment to By-Laws is incorporated herein by reference to Exhibit (b)(5) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

(5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(6)	Investment Advisory Agreements:

(6)(a)	Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC (now, First Pacific Advisors, LP) for the FPA Crescent Fund dated October 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2007.

(6)(b)	Expense Limit Agreement between Registrant and First Pacific Advisors, LP for FPA Crescent Fund – filed herewith.

(6)(c)	Fee Waiver Agreement between Registrant and First Pacific Advisors, LP for FPA Crescent Fund is incorporated herein by reference to Post-Effective Amendment No. 101 to Registrant’s Registration Statement on Form N-1A filed with the Commission on April 30, 2021.

(7)	Distribution Agreements:

(7)(a)	Distribution Agreement between Registrant and UMB Distribution Services, LLC dated as of September 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 67 to Registrant’s Registration Statement on Form N-1A filed with the Commission on April 30, 2013.

(7)(b)	Amendment to Distribution Agreement between Registrant and UMB Distribution Services, LLC Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

(7)(c)	Amendment Agreement to the Distribution Agreement between Registrant and UMB Distribution Services, LLC and the Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2023.

(7)(d)	Form of Amendment to the Distribution Agreement between Registrant and UMB Distribution Services, LLC is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 127 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on November 19, 2024.

(7)(e)	Form of Novation to the Distribution Agreement between Registrant and Distribution Services, LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2025.

(8)	Not applicable.

(9)	Form of Custody Agreement between Registrant and UMB Bank, N.A. is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2023.

(10)	Distribution Plan and Rule 18f-3 Plan:

(10)(a)	Distribution Plan – Not applicable.

(10)(b)	Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 118 to Registrant’s Registration Statement on Form N-1A filed on April 29, 2024.

(11)	Opinion and Consent of Counsel – filed herewith.

(12)	Form of Tax Opinion – filed herewith.

(13)	Other Material Contracts:

(13)(a)	Transfer Agency Agreement between Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 75 to Registrant’s Registration Statement of Form N-1A filed with the Commission on April 30, 2015.

(13)(b)	Amendment to Transfer Agency Agreement between Registrant and UMB Fund Services, LLC Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

(13)(c)	Co-Administration Agreement among Registrant and UMB Fund Services, Inc. and Mutual Fund Administration LLC is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(13)(d)	Amended and Restated Schedule A to Co-Administration Agreement among Registrant, UMBFS and MFAC is incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(13)(e)	Form of Fund Accounting Agreement between Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 106 to Registrant’s Registration Statement on Form N-1A filed on June 30, 2023.

(13)(f)	Form of Amended and Restated Administrative Services Agreement between Registrant and First Pacific Advisors, LP for FPA Crescent Fund is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 118 to Registrant’s Registration Statement on Form N-1A filed on April 29, 2024.

(14)	Other Opinions:

(14)(a)	Consent of Independent Registered Public Accounting Firm for the Acquired Fund –filed herewith.

(14)(b)	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund –filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney – filed herewith.

(17)	Proxy Card – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 1st day of August, 2025.

INVESTMENT MANAGERS SERIES TRUST III

By:	/s/ Maureen Quill
Maureen Quill President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed on the 1st day of August, 2025 by the following persons in the capacities indicated below.

Signatures	Title

/s/ Maureen Quill	Trustee, President & Principal Executive Officer
Maureen Quill

/s/ Sandra Brown†	Trustee
Sandra Brown

/s/ Robert F. Goldrich†	Trustee
Robert F. Goldrich

/s/ John P. Zader†	Trustee
John P. Zader

/s/ J. Richard Atwood†	Trustee
J. Richard Atwood

/s/ Rita Dam	Treasurer, Principal Accounting Officer & Principal
Rita Dam	Financial Officer

† By:	/s/Rita Dam
Rita Dam
Pursuant to Power of Attorney filed herewith.

Exhibit Index

Expense Limitation Agreement	EX-16.6(b)
Opinion of Counsel	EX-16.11
Form of Tax Opinion	EX-16.12
Consent of Independent Registered Public Accounting Firm – Acquired Fund	EX-16.14(a)
Consent of Independent Registered Public Accounting Firm- Acquiring Fund	EX-16.14(b)
Powers of Attorney	EX-16.16
Form of Proxy Card	EX-16.17